Exhibit 99.8

FIDELITY ADVISOR 401(K)

PREMIUM SERVICE PLAN

(PROFIT SHARING/401(K) PLAN)

A FIDELITY PROTOTYPE PLAN

Non-Standardized Adoption Agreement No. 001

For Use With

Fidelity Basic Plan Document No. 12

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

ADOPTION AGREEMENT

ARTICLE I

NON-STANDARDIZED PROFIT SHARING PLAN

1.01	PLAN INFORMATION

(a)		Name of Plan:

This is the Exelixis, Inc. 401(K) Plan (the “Plan”)

(b)		Type of Plan:

(1) ☐ 401(k) Only

(2) ☑ 401(k) and Profit Sharing

(3) ☐ Profit Sharing Only

(c)		Administrator Name (if not the Employer):

Investment Review Committ
Exelixis, Inc.

	Address:	170 Harbor Way

P.O. Box 511

South San Francisco , CA 94083

Telephone Number: (650) 837-7000

The Administrator is the agent for service of legal process for the Plan.

(d)		Plan Year End (month/day): 12/31

(e)		Three Digit Plan Number: 001

(f)		Limitation Year (check one):

(1) ☐ Calendar Year

(2) ☑ Plan Year

(3) ☐ Other:

(g)		Plan Status (check appropriate box(es)):

(1) ☐ New Plan Effective Date:

(2) ☑ Amendment Effective Date: 04/01/2008

This is (check one):

	(A)	☐ an amendment and restatement of a Basic Plan Document No. 12 Adoption Agreement previously executed by the Employer; or

	(B)	☑ a conversion to a Basic Plan Document No. 12.

The original effective date of the Plan: 02/01/1998

The substantive provisions of the Plan shall apply prior to the Effective Date to the extent required by the Internal Revenue Code, as specifically provided in the Basic Plan Document.

(3)	☐	This is an amendment and restatement of the Plan and the Plan was not amended prior to the effective date specified in Subsection 1.01(g)(2) above to comply with the requirements of the Acts specified in the Snap Off Addendum to the Adoption Agreement. The provisions specified in the Snap Off Addendum are effective as of the dates specified in the Snap Off Addendum, which dates may be prior to the Amendment Effective Date. Please read and complete, if necessary, the Snap Off Addendum to the Adoption Agreement.

(4)	☐	Special Effective Dates – Certain provisions of the Plan shall be effective as of a date other than the date specified above. Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the affected provisions and their effective dates.

(5)	☐	Plan Merger Effective Dates. Certain plan(s) were merged into the Plan and certain provisions of the Plan are effective with respect to the merged plan(s) as of a date other than the date specified above. Please complete the Special Effective Dates Addendum to the Adoption Agreement indicating the plan(s) that have merged into the Plan and the effective date(s) of such merger(s).

1.02 EMPLOYER

(a)	Employer Name:	Exelixis, Inc.

Address:

170 Harbor Way

P.O. Box 511

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

South San Francisco,	CA 94083

Contact’s Name :

Laura Dillard

Telephone Number:	(650) 837-7293

(1)	Employer’s Tax Identification Number: 04-3257395

(2)	Employer’s fiscal year end: 12/31

(3)	Date business commenced: 11/15/1994

(b)	The term “Employer” includes the following Related Employer(s) (as defined in Subsection 2.01(ss)) (list each participating Related Employer and its Employer Tax Identification Number):

1.03	TRUSTEE

(a)	Trustee Name:	Fidelity Management Trust Company
	Address:	82 Devonshire Street
Boston, MA 02109

1.04	COVERAGE

All Employees who meet the conditions specified below shall be eligible to participate in the Plan:

(a)	Age Requirement (check one):

(1) ☐ no age requirement.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

	(2)	☑	must have attained age: 21 (not to exceed 21).

(b)	Eligibility Service Requirement

	(1)	Eligibility to Participate in Plan (check one):

		(A)	☑	no Eligibility Service requirement.

		(B)	☐	(not to exceed 11) months of Eligibility Service requirement
(no minimum number Hours of Service can be required).

		(C)	☐	one year of Eligibility Service requirement (at least 1,000 Hours of Service are required during the Eligibility Computation Period).

		(D)	☐	two years of Eligibility Service requirement (at least 1,000 Hours of Service are required during each Eligibility Computation Period). (Do not select if Option 1.01(b)(1), 401(k) Only, is checked, unless a different Eligibility Service requirement applies to Deferral Contributions under Option 1.04(b)(2).)

Note: If the Employer selects the two year Eligibility Service requirement, then contributions subject to such Eligibility Service requirement must be 100% vested when made.

	(2)	☐	Special Eligibility Service requirement for Deferral Contributions and/or Matching Employer Contributions:

		(A)	The special Eligibility Service requirement applies to (check the appropriate box(es)):

			(i)	☐ Deferral Contributions.

			(ii)	☐ Matching Employer Contributions.

		(B)	The special Eligibility Service requirement is: (Fill in (A), (B), or (C) from Subsection 1.04(b)(1) above).

(c)	Eligible Class of Employees (check one):

Note: The Plan may not cover employees who are residents of Puerto Rico. These employees are automatically excluded from the eligible class, regardless of the Employer’s selection under this Subsection 1.04(c).

	(1)	☐	includes all Employees of the Employer.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

	(2)	☑	includes all Employees of the Employer except for (check the appropriate box(es)):

		(A)	☐ employees covered by a collective bargaining agreement.

		(B)	☐ Highly Compensated Employees as defined in Code Section 414(q).

		(C)	☑ Leased Employees as defined in Subsection 2.01(dd).

		(D)	☐ nonresident aliens who do not receive any earned income from the Employer which constitutes United States source income.

		(E)	☑ other: Individuals who are classified as Interns or Project Employees by the Employer. “Interns” or “Project Employees” means individuals who are employed for a specific non-recurring assignment.

Note: The Employer should exercise caution when excluding employees from participation in the Plan. Exclusion of employees may adversely affect the Plan’s satisfaction of the minimum coverage requirements, as provided in Code Section 410(b).

(d)	The Entry Dates shall be (check one):

	(1)	☑	immediate upon meeting the eligibility requirements specified in Subsections 1.04(a), (b), and (c).

	(2)	☐	the first day of each Plan Year and the first day of the seventh month of each Plan Year.

	(3)	☐	the first day of each Plan Year and the first day of the fourth, seventh, and tenth months of each Plan Year.

	(4)	☐	the first day of each month.

	(5)	☐	the first day of each Plan Year (Do not select if there is an Eligibility Service requirement of more than six months in Subsection 1.04(b) or if there is an age requirement of more than 20 1/2 in Subsection 1.04(a).)

(e)	☐	Special Entry Date(s) - In addition to the Entry Dates specified in Subsection 1.04(d) above, the following special Entry Date(s) apply for Deferral and/or Matching Employer Contributions. (Special Entry Dates may only be selected if Option 1.04(b)(2), special Eligibility Service requirement, is checked. The same Entry Dates must be selected for contributions that are subject to the same Eligibility Service requirements.)

	(1)	The special Entry Date(s) shall apply to (check the appropriate box(es)):

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

			(A)	☐ Deferral Contributions.

			(B)	☐ Matching Employer Contributions.

		(2)	The special Entry Date(s) shall be: (Fill in (1), (2), (3), (4), or (5) from Subsection 1.04(d) above).

	(f)	Date of Initial Participation - An Employee shall become a Participant unless excluded by Subsection 1.04(c) above on the Entry Date immediately following the date the Employee completes the service and age requirement(s) in Subsections 1.04(a) and (b), if any, except (check one):

		(1)	☑	no exceptions.

		(2)	☐	Employees employed on the Effective Date in Subsection 1.01(g)(1) or (2) shall become Participants on that date.

		(3)	☐	Employees who meet the age and service requirement(s) of Subsections 1.04(a) and (b) on the Effective Date in Subsection 1.01(g)(1) or (2) shall become Participants on that date.

1.05	COMPENSATION

Compensation for purposes of determining contributions shall be as defined in Subsection 5.02, modified as provided below.

	(a)	Compensation Exclusions: Compensation shall exclude the item(s) listed below for purposes of determining Deferral Contributions, Employee Contributions, if any, and Qualified Nonelective Employer Contributions, or, if Subsection 1.01(b)(3), Profit Sharing Only, is selected, Nonelective Employer Contributions. Unless otherwise indicated in Subsection 1.05(b), these exclusions shall also apply in determining all other Employer- provided contributions. (Check the appropriate box(es); Options (2), (3), (4), (5), and (6) may not be elected with respect to Deferral Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

		(1)	☐	No exclusions.

		(2)	☐	Overtime pay.

		(3)	☐	Bonuses.

		(4)	☐	Commissions.

		(5)	☑	The value of a qualified or a non-qualified stock option granted to an Employee by the Employer to the extent such value is includable in the Employee’s taxable income.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

	(6)	☐ Severance pay.

(b)	Special Compensation Exclusions for Determining Employer-Provided Contributions in Article 5 (either (1) or (2) may be selected, but not both):

	(1)	☐	Compensation for purposes of determining Matching, Qualified Matching, and Nonelective Employer Contributions shall exclude: (Fill in number(s) for item(s) from Subsection 1.05(a) above that apply.)

	(2)	☐	Compensation for purposes of determining Nonelective Employer Contributions only shall exclude: (Fill in number(s) for item(s) from Subsection 1.05(a) above that apply.)

Note: If the Employer selects Option (2), (3), (4), (5), or (6) with respect to Nonelective Employer Contributions, Compensation must be tested to show that it meets the requirements of Code Section 414(s) or 401(a)(4). These exclusions shall not apply for purposes of the “Top Heavy” requirements in Section 15.03 for allocating safe harbor Matching Employer Contributions if Subsection 1.10(a)(3) is selected, for allocating safe harbor Nonelective Employer Contributions if Subsection 1.11(a)(3) is selected, or for allocating non-safe harbor Nonelective Employer Contributions if the Integrated Formula is elected in Subsection 1.11(b)(2).

(c)	Compensation for the First Year of Participation - Contributions for the Plan Year in which an Employee first becomes a Participant shall be determined based on the Employee’s Compensation (check one):

	(1)	☐	for the entire Plan Year.

	(2)	☑	for the portion of the Plan Year in which the Employee is eligible to participate in the Plan.

Note: If the initial Plan Year of a new Plan consists of fewer than 12 months from the

Effective Date in Subsection 1.01(g)(1) through the end of the initial Plan Year, Compensation for purposes of determining the amount of contributions, other than non-safe harbor Nonelective Employer Contributions, under the Plan shall be the period from such Effective Date through the end of the initial year. However, for purposes of determining the amount of non-safe harbor Nonelective Employer Contributions and for other Plan purposes, where appropriate, the full 12-consecutive-month period ending on the last day of the initial Plan Year shall be used.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

1.06	TESTING RULES

	(a)	ADP/ACP Present Testing Method - The testing method for purposes of applying the “ADP” and “ACP” tests described in Sections 6.03 and 6.06 of the Plan shall be the (check one):

		(1)	☑	Current Year Testing Method - The “ADP” or “ACP” of Highly Compensated Employees for the Plan Year shall be compared to the “ADP” or “ACP” of Non-Highly Compensated Employees for the same Plan Year. (Must choose if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

		(2)	☐	Prior Year Testing Method - The “ADP” or “ACP” of Highly Compensated Employees for the Plan Year shall be compared to the “ADP” or “ACP” of Non-Highly Compensated Employees for the immediately preceding Plan Year. (Do not choose if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

		(3)	☐	Not applicable. (Only if Option 1.01(b)(3), Profit Sharing Only, is checked or Option 1.04(c)(2)(B), excluding all Highly Compensated Employees from the eligible class of Employees, is checked.)

			Note:	Restrictions apply on elections to change testing methods that are made after the end of the GUST remedial amendment period.

	(b)	First Year Testing Method - If the first Plan Year that the Plan, other than a successor plan, permits Deferral Contributions and/or provides for either Employee or Matching Employer Contributions, occurs on or after the Effective Date specified in Subsection 1.01(g), the “ADP” and/or “ACP” test for such first Plan Year shall be applied using the actual “ADP” and/or “ACP” of Non-Highly Compensated Employees for such first Plan Year, unless otherwise provided below.

		(1)	☐	The “ADP” and/or “ACP” test for the first Plan Year that the Plan permits Deferral Contributions or provides for either Employee or Matching Employer Contributions shall be applied assuming a 3% “ADP” and/or “ACP” for Non-Highly Compensated Employees. (Do not choose unless Plan uses prior year testing method described in Subsection 1.06(a)(2).)

	(c)	HCE Determinations: Look Back Year - The look back year for purposes of determining which Employees are Highly Compensated Employees shall be the 12-consecutive-month period preceding the Plan Year, unless otherwise provided below.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

		(1)	☐	Calendar Year Determination - The look back year shall be the calendar year beginning within the preceding Plan Year. (Do not choose if the Plan Year is the calendar year.)

(d)	HCE Determinations: Top Paid Group Election - All Employees with Compensation exceeding $80,000 (as indexed)
shall be considered Highly Compensated Employees, unless Top Paid Group Election below is checked.

		(1)	☑	Top Paid Group Election - Employees with Compensation exceeding $80,000 (as indexed) shall be considered Highly Compensated Employees only if they are in the top paid group (the top 20% of Employees ranked by Compensation).

Note: Effective for determination years beginning on or after January 1, 1998, if the Employer elects Option 1.06(c)(1) and/or 1.06(d)(1), such election(s) must apply consistently to all retirement plans of the Employer for determination years that begin with or within the same calendar year (except that Option 1.06(c)(1), Calendar Year Determination, shall not apply to calendar year plans).

1.07	DEFERRAL CONTRIBUTIONS

	(a)	☑	Deferral Contributions - Participants may elect to have a portion of their Compensation contributed to the Plan on a before-tax basis pursuant to Code Section 401(k).

		(1)	Regular Contributions - The Employer shall make a Deferral Contribution in accordance with Section 5.03 on behalf of each Participant who has an executed salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed 50 % of Compensation for that period.

Note: For Limitation Years beginning prior to 2002, the percentage elected above must be less than 25% in order to satisfy the limitation on annual additions under Code Section 415 if other types of contributions are provided under the Plan.

			(A)	☐ Instead of specifying a percentage of Compensation, a Participant’s salary reduction agreement may specify a dollar amount to be contributed each payroll period, provided such dollar amount does not exceed the maximum percentage of Compensation specified in Subsection 1.07(a)(1) above.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

	(B)	A Participant may increase or decrease, on a prospective basis, his salary reduction agreement percentage (check one):

		(i)	☑	as of the beginning of each payroll period.

		(ii)	☐	as of the first day of each month.

		(iii)	☐	as of the next Entry Date. (Do not select if immediate entry is elected with respect to Deferral Contributions in Subsection 1.04(d) or 1.04(e).)

		(iv)	☐	other. (Specify, but must be at least once per Plan Year)

Note: Notwithstanding the Employer’s election hereunder, if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked, the Plan provides that an Active Participant may change his salary reduction agreement percentage for the Plan Year within a reasonable period (not fewer than 30 days) of receiving the notice described in Section 6.10.

	(C)	A Participant may revoke, on a prospective basis, a salary reduction agreement at any time upon proper notice to the Administrator but in such case may not file a new salary reduction agreement until (check one):

		(i)	☐	the first day of the next Plan Year.

		(ii)	☐	any subsequent Entry Date. (Do not select if immediate entry is elected with respect to Deferral Contributions in Subsection 1.04(d) or 1.04(e).)

		(iii)	☑	other. (Specify, but must be at least once per Plan Year)

Beginning of each payroll period

(2)	☐	Additional Deferral Contributions - The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make additional Deferral Contributions in an amount up to 100% of their Compensation for the payroll period(s) designated by the Employer.

(3)	☑	Bonus Contributions - The Employer may allow Participants upon proper notice and approval to enter into a special salary reduction agreement to make Deferral Contributions in an amount up to 100% of any Employer paid

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

cash bonuses designated by the Employer on a uniform and non- discriminatory basis that are made for such Participants during the Plan Year. The Compensation definition elected by the Employer in Subsection 1.05(a) must include bonuses if bonus contributions are permitted.

Note: A Participant’s contributions under Subsection 1.07(a)(2) and/or (3) may not cause the Participant to exceed the percentage limit specified by the Employer in Subsection 1.07(a)(1) for the full Plan Year. If the Administrator anticipates that the Plan will not satisfy the “ADP” and/or “ACP” test for the year, the Administrator may reduce the rate of Deferral Contributions of Participants who are Highly Compensated Employees to an amount objectively determined by the Administrator to be necessary to satisfy the “ADP” and/or “ACP” test.

1.08	EMPLOYEE CONTRIBUTIONS (AFTER-TAX CONTRIBUTIONS)

	(a)	☐	Employee Contributions - Either (1) Participants will be permitted to contribute amounts to the Plan on an after-tax basis or (2) the Employer maintains frozen Employee Contributions Accounts. (check one):

		(1)	☐	Future Employee Contributions - Participants may make voluntary, non- deductible, after-tax Employee Contributions pursuant to Section 5.04 of the Plan. (Only if Option 1.07(a), Deferral Contributions, is checked.)

		(2)	☐	Frozen Employee Contributions - Participants may not currently make after-tax Employee Contributions to the Plan, but the Employer does maintain frozen Employee Contributions Accounts.

1.09	QUALIFIED NONELECTIVE CONTRIBUTIONS

	(a)	Qualified Nonelective Employer Contributions - If Option 1.07(a), Deferral Contributions, is checked, the Employer may contribute an amount which it designates as a Qualified Nonelective Employer Contribution to be included in the “ADP” or “ACP” test. Unless otherwise provided below, Qualified Nonelective Employer Contributions shall be allocated to Participants who were eligible to participate in the Plan at any time during the Plan Year and are Non-Highly Compensated Employees either (A) in the ratio which each Participant’s “testing compensation”, as defined in Subsection 6.01(t), for the Plan Year bears to the total of all Participants’ “testing compensation” for the Plan Year or (B) as a flat dollar amount.

		(1)	☐	Qualified Nonelective Employer Contributions shall be allocated to Participants as a percentage of the lowest paid Participant’s “testing

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

compensation”, as defined in Subsection 6.01(t), for the Plan Year up to the lower of (A) the maximum amount contributable under the Plan or (B) the amount necessary to satisfy the “ADP” or “ACP” test. If any Qualified Nonelective Employer Contribution remains, allocation shall continue in the same manner to the next lowest paid Participants until the Qualified Nonelective Employer Contribution is exhausted.

1.10	MATCHING EMPLOYER CONTRIBUTIONS (Only if Option 1.07(a), Deferral Contributions, is checked)

	(a)	☑	Basic Matching Employer Contributions (check one):

		(1)	☑	Non-Discretionary Matching Employer Contributions - The Employer shall make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the following percentage of a Participant’s Deferral Contributions during the Contribution Period (check (A) or (B) and, if applicable, (C)):

		.	Note: Effective for Plan Years beginning on or after January 1, 1999, if the Employer elected Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions and meets the requirements for deemed satisfaction of the “ADP” test in Section 6.10 for a Plan Year, the Plan will also be deemed to satisfy the “ACP” test for such Plan Year with respect to Matching Employer Contributions if Matching Employer Contributions hereunder meet the requirements in Section 6.11

			(A)	☑	Single Percentage Match: 50%

			(B)	☐

Tiered Match: _______% of the first _______% of the Active Participant’s Compensation contributed to the Plan,

_______% of the next _______% of the Active Participant’s Compensation contributed to the Plan,

_______% of the next _______% of the Active Participant’s Compensation contributed to the Plan.

Note: The percentages specified above for basic Matching Employer Contributions may not increase as the percentage of Compensation contributed increases.

			(C)	☑	Limit on Non-Discretionary Matching Employer Contributions
(check the appropriate box(es)):

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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	(i)	☑ Deferral Contributions in excess of 4% of the Participant’s Compensation for the period in question shall not be considered for non-discretionary Matching Employer Contributions.

Note: If the Employer elected a percentage limit in (i) above and requested the Trustee to account separately for matched and unmatched Deferral Contributions made to the plan, the non-discretionary Matching Employer Contributions allocated to each Participant must be computed, and the percentage limit applied, based upon each payroll period.

(ii) ☐ Matching Employer Contributions for each Participant for each Participant for each Plan Year shall be limited to $ _____.

(2)	☐	Discretionary Matching Employer Contributions - The Employer may make a basic Matching Employer Contribution on behalf of each Participant in an amount equal to the percentage declared for the Contribution Period, if any, by a Board of Directors’ Resolution (or by a Letter of Intent for a sole proprietor or partnership) of the Deferral Contributions made by each Participant during the Contribution Period. The Board of Directors’ Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

(A)

☐        4% Limitation on Discretionary Matching Employer Contributions for Deemed Satisfaction of “ACP” Test - In no event may the dollar amount of the discretionary Matching Employer Contribution made on a Participant’s behalf for the Plan Year exceed 4% of the Participant’s Compensation for the Plan Year. (Only if Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

(3)	☐	Safe Harbor Matching Employer Contributions - Effective only for Plan Years beginning on or after January 1, 1999, if the Employer elects one of the safe harbor formula Options provided in the Safe Harbor Matching Employer Contribution Addendum to the Adoption Agreement and provides written notice each Plan Year to all Active Participants of their rights and obligations under the Plan, the Plan shall be deemed to satisfy the “ADP” test and, under certain circumstances, the “ACP” test.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

(b)	☐	Additional Matching Employer Contributions - The Employer may at Plan Year end make an additional Matching Employer Contribution equal to a percentage declared by the Employer, through a Board of Directors’ Resolution (or by a Letter of Intent for a sole proprietor or partnership), of the Deferral Contributions made by each Participant during the Plan Year. (Only if Option 1.10(a)(1) or (3) is checked). The Board of Directors’ Resolution (or Letter of Intent, if applicable) may limit the Deferral Contributions matched to a specified percentage of Compensation or limit the amount of the match to a specified dollar amount.

(A)

☐        4% Limitation on Additional Matching Employer Contributions for Deemed Satisfaction of “ACP” Test - In no event may the dollar amount of the additional Matching Employer Contribution made on a Participant’s behalf for the Plan Year exceed 4% of the Participant’s Compensation for the Plan Year. (Only if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions is checked.)

Note: If the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, above and wants to be deemed to have satisfied the “ADP” test for Plan Years beginning on or after January 1, 1999, the additional Matching Employer Contribution must meet the requirements of Section 6.10. In addition to the foregoing requirements, if the Employer elected either Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and wants to be deemed to have satisfied the “ACP” test with respect to Matching Employer Contributions for the Plan Year, the Deferral Contributions matched may not exceed the limitations in Section 6.11.

(c)	Contribution Period for Matching Employer Contributions - The Contribution Period for purposes of calculating the amount of basic Matching Employer Contributions described in Subsection 1.10(a) is:

	(1)	☐	each calendar month.

	(2)	☑	each Plan Year quarter.

	(3)	☐	each Plan Year.

	(4)	☐	each payroll period.

The Contribution Period for additional Matching Employer Contributions described in Subsection 1.10(b) is the Plan Year.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

(d)	Continuing Eligibility Requirement(s) - A Participant who makes Deferral Contributions during a Contribution Period shall only be entitled to receive Matching Employer Contributions under Section 1.10 for that Contribution Period if the Participant satisfies the following requirement(s): (Check the appropriate box(es). Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to basic Matching Employer Contributions if Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, is checked):

	(1)	☐	No requirements.

	(2)	☑	Is employed by the Employer or a Related Employer on the last day of the Contribution Period.

	(3)	☐	Earns at least 501 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(4)	☐	Earns at least 1,000 Hours of Service during the Plan Year. (Only if the Contribution Period is the Plan Year.)

	(5)	☐	Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the
Plan
Year. (Only if the Contribution Period is the Plan Year.)

	(6)	☐	Is not a Highly Compensated Employee for the Plan Year.

	(7)	☐	Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

	(8)	☐	Special continuing eligibility requirement(s) for additional Matching Employer Contributions. (Only if Option 1.10(b), Additional Matching Employer Contributions, is checked.)

		(A)	The continuing eligibility requirement(s) for additional Matching Employer Contributions is/are: (Fill in number of applicable eligibility requirement(s) from above.)

Note: If Option (2), (3), (4), or (5) above is selected, then Matching Employer Contributions can only be funded by the Employer after the Contribution Period or Plan Year ends. Matching Employer Contributions funded during the Contribution Period or Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5). If Option (2), (3), (4), or (5) is adopted during a Contribution Period or Plan Year, as applicable, such Option shall not become effective until the first day of the next Contribution Period or Plan Year.

(e)	☑	Qualified Matching Employer Contributions - Prior to making any Matching Employer Contribution hereunder (other than a safe harbor Matching Employer Contribution), the Employer may designate all or a portion of such Matching Employer Contribution as a Qualified Matching

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Employer Contribution as a Qualified Matching Employer Contribution that may be used to satisfy the “ADP” test on Deferral Contributions and excluded in applying the “ACP” test on Employee and Matching Employer Contributions. Unless the additional eligibility requirement is selected below, Qualified Matching Employer Contributions shall be allocated to all Participants who meet the continuing eligibility requirement(s) described in Subsection 1.10(d) above for the type of Matching Employer Contribution being characterized as a Qualified Matching Employer Contribution.

		(1)	☑ To receive an allocation of Qualified Matching Employer Contributions a Participant must also be a Non-Highly Compensated Employee for the Plan Year.

Note: Qualified Matching Employer Contributions may not be excluded in applying the “ACP” test for a Plan Year if the Employer elected Option 1.10(a)(3), Safe Harbor Matching Employer Contributions, or Option 1.11(a)(3), Safe Harbor Formula, with respect to Nonelective Employer Contributions, and the “ADP” test is deemed satisfied under Section 6.10 for such Plan Year.

1.11	NONELECTIVE EMPLOYER CONTRIBUTIONS

Note: An Employer may elect both a fixed formula and a discretionary formula. If both are selected, the discretionary formula shall be treated as an additional Nonelective Employer Contribution and allocated separately in accordance with the allocation formula selected by the Employer.

	(a)	☐	Fixed Formula (An Employer may elect both the Safe Harbor Formula and one of the other fixed formulas. Otherwise, the Employer may only select one of the following.)

(1)

☐        Fixed Percentage Employer Contribution - For each Plan Year, the Employer shall contribute for each eligible Active Participant an amount equal to ___% (not to exceed 15% for Plan Years beginning prior to 2002 and 25% for Plan Years beginning on or after January 1, 2002) of such Active Participant’s Compensation.

		(2)	☐ Fixed Flat Dollar Employer Contribution - The Employer shall contribute for each eligible Active Participant an amount equal to $____.

The contribution amount is based on an Active Participant’s service for the following period:

(A) ☐ Each paid hour.

(B) ☐ Each payroll period.

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Plan Number: 19473	9/15/03

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			(C)	☐ Each Plan Year.

			(D)	☐ Other: ____________.

	(3)	☐	Safe Harbor Formula - Effective only with respect to Plan Years that begin on or after January 1, 1999, the Nonelective Employer Contribution specified in the Safe Harbor Nonelective Employer Contribution Addendum is intended to satisfy the safe harbor contribution requirements under the Code such that the “ADP” test and, under certain circumstances the “ACP” test, is deemed satisfied. Please complete the Safe Harbor Nonelective Employer Contribution Addendum to the Adoption Agreement. (Choose only if Option 1.07(a), Deferral Contributions, is checked.)

(b)	☑	Discretionary Formula - The Employer may decide each Plan Year whether to make a discretionary Nonelective Employer Contribution on behalf of eligible Active Participants in accordance with Section 5.10. Such contributions shall be allocated to eligible Active Participants based upon the following (check (1) or (2)):

	(1)	☑	Non-Integrated Allocation Formula - In the ratio that each eligible Active Participant’s Compensation bears to the total Compensation paid to all eligible Active Participants for the Plan Year.

	(2)	☐	Integrated Allocation Formula - As (A) a percentage of each eligible Active Participant’s Compensation plus (B) a percentage of each eligible Active Participant’s Compensation in excess of the “integration level” as defined below. The percentage of Compensation in excess of the “integration level” shall be equal to the lesser of the percentage of the Active Participant’s Compensation allocated under (A) above or the “permitted disparity limit” as defined below.

Note: An Employer that has elected the Safe Harbor formula in Subsection 1.11(a)(3) above may not take Nonelective Employer Contributions made to satisfy the safe harbor into account in applying the integrated allocation formula described above.

“Integration level” means the Social Security taxable wage base for the Plan Year, unless the Employer elects a lesser amount in (A) or (B) below.

		(A)	___% (not to exceed 100%) of the Social Security taxable wage base for the Plan Year, or

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Plan Number: 19473	9/15/03

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(B)	$ (not to exceed the Social Security taxable wage base).

“Permitted disparity limit” means the percentage provided by the following table:

The “Integration Level” is ___% of the Taxable Wage Base	The “Permitted Disparity Limit” is
20% or less	5.7%
More than 20%, but not more than 80%	4.3%
More than 80%, but less than 100%	5.4%
100%	5.7%

Note: An Employer who maintains any other plan that provides for Social Security Integration (permitted disparity) may not elect Option 1.11(b)(2).

(c)	Continuing Eligibility Requirement(s): - A Participant shall only be entitled to receive Nonelective Employer Contributions for a Plan Year under this Section 1.11 if the Participant satisfies the following requirement(s): (Check the appropriate box(es) - Options (3) and (4) may not be elected together; Option (5) may not be elected with Option (2), (3), or (4); Options (2), (3), (4), (5), and (7) may not be elected with respect to Nonelective Employer Contributions under the fixed formula if Option 1.11(a)(3), Safe Harbor formula, is checked).

	(1)	☐	No requirements.

	(2)	☑	Is employed by the Employer or a Related Employer on the last day of the Plan Year.

	(3)	☐	Earns at least 501 Hours of Service during the Plan Year.

	(4)	☐	Earns at least 1,000 Hours of Service during the Plan Year.

	(5)	☐	Either earns at least 501 Hours of Service during the Plan Year or is employed by the Employer or a Related Employer on the last day of the Plan Year.

	(6)	☐	Is not a Highly Compensated Employee for the Plan Year.

	(7)	☐	Is not a partner or a member of the Employer, if the Employer is a partnership or an entity taxed as a partnership.

	(8)	☐	Special continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions. (Only if both Options 1.11(a) and (b) are checked.)

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			(A)	The continuing eligibility requirement(s) for discretionary Nonelective Employer Contributions is/are: ________ (fill in number of applicable eligibility requirement(s) from above)

Note: If Option (2), (3), (4), or (5) above is selected then Nonelective Employer Contributions can only be funded by the Employer after the Plan Year ends. Nonelective Employer Contributions funded during the Plan Year shall not be subject to the eligibility requirements of Option (2), (3), (4), or (5). If Option (2), (3), (4), or (5) is adopted during a Plan Year, such Option shall not become effective until the first day of the next Plan Year.

1.12	EXCEPTIONS TO CONTINUING ELIGIBILITY REQUIREMENTS

	☑	Death, Disability, and Retirement Exception to Eligibility Requirements- Active Participants who do not meet any last day or Hours of Service requirement under Subsection 1.10(d) or 1.11(c) because they become disabled, as defined in Section 1.14, retire, as provided in Subsection 1.13(a), (b), or (c), or die shall nevertheless receive an allocation of Nonelective Employer and/or Matching Employer Contributions. No Compensation shall be imputed to Active Participants who become disabled for the period following their disability.

1.13	RETIREMENT

	(a)	The Normal Retirement Age under the Plan is (check one);

		(1)	☑	age 65.

		(2)	☐	age (specify between 55 and 64).

		(3)	☐	later of age (not to exceed 65) or the fifth anniversary of the Participant’s Employment Commencement Date.

	(b)	☐	The Early Retirement Age is the first day of the month after the Participant attains age __ (specify 55 or greater) and completes __ years of Vesting Service.

Note: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they reach Early Retirement Age shall be 100% vested in their Accounts under the Plan.

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Plan Number: 19473	9/15/03

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	(c)	☑		A Participant who becomes disabled, as defined in Section 1.14, is eligible for disability retirement.

Note: If this Option is elected, Participants who are employed by the Employer or a Related Employer on the date they become disabled shall be 100% vested in their Accounts under the Plan.

1.14	DEFINITION OF DISABLED

A Participant is disabled if he/she (check the appropriate box(es)):

	(a)	☐		satisfies the requirements for benefits under the Employer’s Long-Term Disability Plan.

	(b)	☑		satisfies the requirements for Social Security disability benefits.

	(c)	☑		is determined to be disabled by a physician approved by the Employer.

1.15	VESTING

A Participant’s vested interest in Matching Employer Contributions and/or Nonelective Employer Contributions, other than Safe Harbor Matching Employer and/or Nonelective Employer Contributions elected in Subsection 1.10(a)(3) or 1.11(a)(3), shall be based upon his years of Vesting Service and the schedule(s) selected below, except as provided in Subsection 1.21(d) or in the Vesting Schedule Addendum to the Adoption Agreement.

	(a)	☐		Years of Vesting Service shall exclude:

		(1)		☐ for new plans, service prior to the Effective Date as defined in Subsection 1.01(g)(1).

		(2)		☐ for existing plans converting from another plan document, service prior to the original Effective Date as defined in Subsection 1.01(g)(2).

	(b)	Vesting Schedule(s)

Note: The vesting schedule selected below applies only to Nonelective Employer Contributions and Matching Employer Contributions other than safe harbor contributions made under Option 1.11(a)(3) or Option 1.10(a)(3). Safe harbor contributions under Options 1.11(a)(3) and 1.10(a)(3) are always 100% vested immediately.

		(1)	Nonelective Employer Contributions (check one):	(2) Matching Employer Contributions (check one):

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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(A)	☐	N/A - No Non elective Employer Contributions	(A)	☐	N/A - No Matching Employer Contributions

(B)	☐	100% Vesting immediately	(B)	☐	100% Vesting immediately

(C)	☐	3 year cliff (see C below)	(C)	☐	3 year cliff (see C below)

(D)	☐	5 year cliff (see D below)	(D)	☐	5 year cliff (see D below)

(E)	☐	6 year graduated (see E below)	(E)	☐	6 year graduated (see E below)

(F)	☐	7 year graduated (see F below)	(F)	☐	7 year graduated (see F below)

(G)	☑	Other vesting (complete G1 below)	(G)	☑	Other vesting (complete G2 below)

Years of Vesting Service	Applicable Vesting Schedule(s)
	C	D	E	F	G1	G2
0	0%	0%	0%	0%	0%	0%
1	0%	0%	0%	0%	33%	33%
2	0%	0%	20%	0%	66%	66%
3	100%	0%	40%	20%	100%	100%
4	100%	0%	60%	40%	100%	100%
5	100%	100%	80%	60%	100%	100%
6	100%	100%	100%	80%	100%	100%
7 or more	100%	100%	100%	100%	100%	100%

Note: A schedule elected under G1 or G2 above must be at least as favorable as one of the schedules in C, D, E or F above.

Note: If the Plan is being amended to provide a more restrictive vesting schedule, the more favorable vesting schedule shall continue to apply to Participants who are Active Participants immediately prior to the later of (1) the effective date of the amendment or (2) the date the amendment is adopted.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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	(c)	☐	A vesting schedule more favorable than the vesting schedule(s) selected above applies to certain Participants. Please complete the Vesting Schedule Addendum to the Adoption Agreement.

	(d)	☑	Application of Forfeitures - If a Participant forfeits any portion of his non-vested Account balance as provided in Section 6.02, 6.04, 6.07, or 11.08, such forfeitures shall be (check one):

		(1)	☐ N/A - Either (A) no Matching Employer Contributions are made with respect to Deferral Contributions under the Plan and all other Employer Contributions are 100% vested when made or (B) there are no Employer Contributions under the Plan.

		(2)	☑ applied to reduce Employer contributions.

		(3)	☐ allocated among the Accounts of eligible Participants in the manner provided in Section 1.11. (Only if Option 1.11(a) or (b) is checked.)

1.16	PREDECESSOR EMPLOYER SERVICE

	☑	Service for purposes of eligibility in Subsection 1.04(b) and vesting in Subsection 1.15(b) of this Plan shall include service with the following predecessor employer(s):

X-Ceptor

1.17	PARTICIPANT LOANS

Participant loans (check one):

	(a)	☑	are allowed in accordance with Article 9 and loan procedures outlined in the Service Agreement.

	(b)	☐	are not allowed.

1.18	IN-SERVICE WITHDRAWALS

Participants may make withdrawals prior to termination of employment under the following circumstances (check the appropriate box(es)):

	(a)	☑	Hardship Withdrawals - Hardship withdrawals from a Participant’s Deferral Contributions Account shall be allowed in accordance with Section 10.05, subject to a $500 minimum amount.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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(b)	☐	Age 59 1/2 - Participants shall be entitled to receive a distribution of all or any portion of the following Accounts upon attainment of age 59 1/2 (check one):

	(1)	☐	Deferral Contributions Account

	(2)	☐	All vested account balances.

(c)	Withdrawal of Employee Contributions and Rollover Contributions

	(1)	Unless otherwise provided below, Employee Contributions may be withdrawn in accordance with Section 10.02 at any time.

		(A)	☐	Employees may not make withdrawals of Employee Contributions more frequently than:

____________________________________________

	(2)	Rollover Contributions may be withdrawn in accordance with Section 10.03 at any time.

(d)	☑	Protected In-Service Withdrawal Provisions - Check if the Plan was converted by plan amendment or received transfer contributions from another defined contribution plan, and benefits under the other defined contribution plan were payable as (check the appropriate box(es)):

	(1)	☐	an in-service withdrawal of vested employer contributions maintained in a Participant’s Account (check (A) and/or (B)):

		(A)	☐	for at least (24 or more) months.

			(i)	☐ Special restrictions applied to such in-service withdrawals under the prior plan that the Employer wishes to continue under the Plan as restated hereunder. Please complete the Protected In- Service Withdrawals Addendum to the Adoption Agreement identifying the restrictions.

		(B)	☐	after the Participant has at least 60 months of participation.

			(i)	☐ Special restrictions applied to such in-service withdrawals under the prior plan that the Employer wishes to continue under the Plan as restated hereunder. Please complete the Protected In- Service Withdrawals Addendum to the Adoption Agreement identifying the restrictions.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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	(2)	☑	another in-service withdrawal option that is a “protected benefit” under Code Section 411(d)(6) or an in-service hardship withdrawal option not otherwise described in Section 1.18(a). Please complete the Protected In- Service Withdrawals Addendum to the Adoption Agreement identifying the in-service withdrawal option(s)

1.19	FORM OF DISTRIBUTIONS

Subject to Section 13.01, 13.02 and Article 14, distributions under the Plan shall be paid as provided below. (Check the appropriate box(es) and, if any forms of payment selected in (b), (c), and/or (d) apply only to a specific class of Participants, complete Subsection (b) of the Forms of Payment Addendum.)

	(a)	Lump Sum Payments - Lump sum payments are always available under the Plan.

	(b)	☐	Installment Payments - Participants may elect distribution under a systematic withdrawal plan (installments).

	(c)	☐	Annuities (Check if the Plan is retaining any annuity form(s) of payment.)

		(1)	An annuity form of payment is available under the Plan for the following reason(s) (check (A) and/or (B), as applicable):

			(A)	☐	As a result of the Plan’s receipt of a transfer of assets from a defined contribution plan or pursuant to the Plan terms prior to the Amendment Effective Date specified in Section 1.01(g)(2), benefits were previously payable in the form of an annuity that the Employer elects to continue to be offered as a form of payment under the Plan.

			(B)	☐	The Plan received a transfer of assets from a defined benefit plan or another defined contribution plan that was subject to the minimum funding requirements of Code Section 412 and therefore an annuity form of payment is a protected benefit under the Plan in accordance with Code Section 411(d)(6).

		(2)	The normal form of payment under the Plan is (check (A) or (B)):

			(A)	☐	A lump sum payment.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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			(i)	Optional annuity forms of payment (check (I) and/or (II), as applicable). (Must check and complete (I) if a life annuity is one of the optional annuity forms of payment under the Plan.)

				(I)	☐	A married Participant who elects an annuity form of payment shall received a qualified joint and % (at least 50%) survivor annuity. An unmarried Participant shall receive a single life annuity, unless a different form of payment is specified below:

.

				(II)	☐	Other annuity form(s) of payment. Please complete Subsection (a) of the Forms of Payment Addendum describing the other annuity form(s) of payment available under the Plan.

		(B)	☐	A life annuity (complete (i) and (ii) and check (iii) if applicable.)

			(i)	The normal form for married Participants is a qualified joint and % (at least 50%) survivor annuity. The normal form for unmarried Participants is a single life annuity, unless a different annuity is specified below:

________________________________________.

			(ii)	The qualified preretirement survivor annuity provided to a Participant’s spouse is purchased with % (at least 50%) of the Participant’s Account.

			(iii)	☐	Other annuity form(s) of payment. Please complete Subsection (a) of the Forms of Payment Addendum describing the other annuity form(s) of payment available under the Plan.

(d)	☑	Other Non-Annuity Form(s) of Payment. As a result of the Plan’s receipt of a transfer of assets from another plan or pursuant to the Plan terms prior to the Amendment Effective Date specified in 1.01(g)(2), benefits were previously payable in the following form(s) of payment not described in (a), (b), or (c) above and the Plan will continue to offer these form(s) of payment:

Partial Distribution

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Plan Number: 19473	9/15/03

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	(e)	☐ Eliminated Forms of Payment Not Protected Under Code Section 411(d)(6). Check if either (1) under the Plan terms prior to the Amendment Effective Date or (2) under the terms of another plan from which assets were transferred, benefits were payable in a form of payment that will cease to be offered after a specified date. Please complete Subsection (c) of the Forms of Payment Addendum describing the forms of payment previously available and the effective date of the elimination of the form(s) of payment.

1.20	TIMING OF DISTRIBUTIONS

Except as provided in Subsection 1.20(a) or (b) and the Postponed Distribution Addendum to the Adoption Agreement, distribution shall be made to an eligible Participant from his vested interest in his Account as soon as reasonably practicable following the date the Participant’s application for distribution is received by the Administrator.

	(a)	Required Commencement of Distribution - If a Participant does not elect to receive benefits as of an earlier date, as permitted under the Plan, distribution of a Participant’s Account shall begin as of the Participant’s Required Beginning Date.

	(b)	☐ Postponed Distributions - Check if the Plan was converted by plan amendment from another defined contribution plan that provided for the postponement of certain distributions from the Plan to eligible Participants and the Employer wants to continue to administer the Plan using the postponed distribution provisions. Please complete the Postponed Distribution Addendum to the Adoption Agreement indicating the types of distributions that are subject to postponement and the period of postponement.

Note: An Employer may not provide for postponement of distribution to a Participant beyond the 60th day following the close of the Plan Year in which (1) the Participant attains Normal Retirement Age under the Plan, (2) the Participant’s 10th anniversary of participation in the Plan occurs, or (3) the Participant’s employment terminates, whichever is latest.

1.21	TOP HEAVY STATUS

	(a)	The Plan shall be subject to the Top-Heavy Plan requirements of Article 15 (check one):

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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	(1)	☐	for each Plan Year, whether or not the Plan is a “top-heavy plan” as defined in Subsection 15.01(f).

	(2)	☑	for each Plan Year, if any, for which the Plan is a “top-heavy plan” as defined in Subsection 15.01(f).

	(3)	☐	Not applicable. (Choose only if Plan covers only employees subject to a collective bargaining agreement.)

(b)	In determining whether the Plan is a “top-heavy plan” for an Employer with at least one defined benefit plan, the following assumptions shall apply:

	(1)	☐	Interest rate: % per annum.

	(2)	☐	Mortality table:.

	(3)	☑	Not applicable. (Choose only if either (A) Plan covers only employees subject to a collective bargaining agreement or (B) Employer does not maintain and has not maintained any defined benefit plan during the five-year period ending on the applicable “determination date”, as defined in Subsection 15.01(a).)

(c)	If the Plan is or is treated as a “top-heavy plan” for a Plan Year, each non-key Employee shall receive an Employer Contribution of at least 3 (3, 4, 5, or 7 1/2)% of Compensation for the Plan Year in accordance with Section 15.03. The minimum Employer Contribution provided in this Subsection 1.21(c) shall be made under this Plan only if the Participant is not entitled to such contribution under another qualified plan of the Employer, unless the Employer elects otherwise below:

	(1)	☐	The minimum Employer Contribution shall be paid under this Plan in any event.

	(2)	☐	Another method of satisfying the requirements of Code Section 416. Please complete the 416 Contribution Addendum to the Adoption Agreement describing the way in which the minimum contribution requirements will be satisfied in the event the Plan is or is treated as a “top-heavy plan”.

	(3)	☐	Not applicable. (Choose only if Plan covers only employees subject to a collective bargaining agreement.)

Note: The minimum Employer contribution may be less than the percentage indicated in Subsection 1.21(c) above to the extent provided in Section 15.03.

(d)	If the Plan is or is treated as a “top-heavy plan” for a Plan Year, the following vesting schedule shall apply instead of the schedule(s) elected in Subsection 1.15(b) for such Plan Year and each Plan Year thereafter (check one):

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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(1)	☑	Not applicable. (Choose only if either (A) Plan provides for Nonelective Employer Contributions and the schedule elected in Subsection 1.15(b)(1) is at least as favorable in all cases as the schedules available below or (B) Plan covers only employees subject to a collective bargaining agreement.)

(2)	☐	100% vested after (not in excess of 3) years of Vesting Service.

(3)	☐	Graded vesting:

Years of Vesting Service	Vesting Percentage	Must be at Least
0	0.00%	0%
1	0.00%	0%
2	0.00%	20%
3	0.00%	40%
4	0.00%	60%
5	0.00%	80%
6 or more	0.00%	100%

Note: If the Plan provides for Nonelective Employer Contributions and the schedule elected in Subsection 1.15(b)(1) is more favorable in all cases than the schedule elected in Subsection 1.21(d) above, then the schedule in Subsection 1.15(b)(1) shall continue to apply even in Plan Years in which the Plan is a “top- heavy plan”.

1.22	CORRECTION TO MEET 415 REQUIREMENTS UNDER MULTIPLE DEFINED CONTRIBUTION PLANS

If the Employer maintains other defined contribution plans, annual additions to a Participant’s Account shall be limited as provided in Section 6.12 of the Plan to meet the requirements of Code Section 415, unless the Employer elects otherwise below and completes the 415 Correction Addendum describing the order in which annual additions shall be limited among the plans.

(a) ☐ Other Order for Limiting Annual Additions

1.23	INVESTMENT DIRECTION

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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Investment Directions - Participant Accounts shall be invested (check one):

(a)	☐	in accordance with investment directions provided to the Trustee by the Employer for allocating all Participant Accounts among the Options listed in the Service Agreement.

(b)	☐	in accordance with investment directions provided to the Trustee by each Participant for allocating his entire Account among the Options listed in the Service Agreement.

(c)	☑	in accordance with investment directions provided to the Trustee by each Participant for all contribution sources in a Participant’s Account except the following sources shall be invested as directed by the Employer (check (1) and/or (2)):

(1) ☐ Nonelective Employer Contributions

(2) ☑ Matching Employer Contributions

The Employer must direct the applicable sources among the same investment options made available for Participant directed sources listed in the Service Agreement

1.24	RELIANCE ON OPINION LETTER

An adopting Employer may rely on the opinion letter issued by the Internal Revenue Service as evidence that this Plan is qualified under Code Section 401 only to the extent provided in Announcement 2001-77, 2001-30 I.R.B. The Employer may not rely on the opinion letter in certain other circumstances or with respect to certain qualification requirements, which are specified in the opinion letter issued with respect to this Plan and in Announcement 2001-77. In order to have reliance in such circumstances or with respect to such qualification requirements, application for a determination letter must be made to the Employee Plans Determinations of Internal Revenue Service. Failure to fill out the Adoption Agreement properly may result in disqualification of the Plan.

This Adoption Agreement may be used only in conjunction with Fidelity Basic Plan Document No.12. The Prototype Sponsor shall inform the adopting Employer of any amendments made to the Plan or of the discontinuance or abandonment of the prototype plan document.

1.25	PROTOTYPE INFORMATION:

Name of Prototype Sponsor:	Fidelity Management & Research Company
Address of Prototype Sponsor:	82 Devonshire Street
Attention: FIIS Business Acceptance
Boston, MA 02109

Questions regarding this prototype document may be directed to the following telephone number:

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

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1-800-684-5254 (Option 3).

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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EXECUTION PAGE

(Trustee’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 29th day of February, 2008.

Employer: Exelixis, Inc.

By:	/s/ Frank Karbe

Title:	EVP & CFO

Employer: Exelixis, Inc.

By:

Title:

Accepted by:

Fidelity Management Trust Company, as Trustee

By:	/s/ Lisa L. Rogosta	Date: March 4, 2008

Title:	Authorized Signatory

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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EXECUTION PAGE

(Employer’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 29th day of February, 2008.

Employer: Exelixis, Inc.

By:	/s/ Frank Karbe

Title:	EVP & CFO

Employer: Exelixis, Inc.

By:

Title:

Accepted by:

Fidelity Management Trust Company, as Trustee

By:	/s/ Lisa L. Rogosta	Date: March 4, 2008

Title:	Authorized Signatory

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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EXECUTION PAGE

(Prototype Sponsor’s Copy)

IN WITNESS WHEREOF, the Employer has caused this Adoption Agreement to be executed this 29th day of February, 2008.

Employer: Exelixis, Inc.

By:	/s/ Frank Karbe

Title:	EVP & CFO

Employer: Exelixis, Inc.

By:

Title:

Accepted by:

Fidelity Management Trust Company, as Trustee

By:	/s/ Lisa L. Rogosta	Date: March 4, 2008

Title:	Authorized Signatory

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

AMENDMENT EXECUTION PAGE

This page is to be completed in the event the Employer modifies any prior election(s) or makes a new election(s) in this Adoption Agreement. Attach the amended page(s) of the Adoption Agreement to this execution page.

The following section(s) of the Plan are hereby amended effective as of the date(s) set forth below:

Section Amended	Page	Effective Date

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this              day of                     ,             .

Employer:	Employer:

By:	By:

Title:	Title:

Accepted by:

Fidelity Management Trust Company, as Trustee

By:	Date:

Title:

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

ADDENDUM

Re: SPECIAL EFFECTIVE DATES

for

Plan Name:		Exelixis, Inc. 401(K) Plan

(a)	☐	Special Effective Dates for Other Provisions - The following provisions (e.g., new eligibility requirements, new contribution formula, etc.) shall be effective as of the dates specified herein:

(b)	☐	Plan Merger Effective Dates - The following plan(s) were merged into the Plan after the Effective Date indicated in Subsection 1.01(g)(1) or (2), as applicable. The provisions of the Plan are effective with respect to the merged plan(s) as of the date(s) indicated below:

(1) Name of merged plan:

Effective date:

(2) Name of merged plan:

Effective date:

(3) Name of merged plan:

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

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Effective date:

(4)	Name of merged plan:

Effective date:

(5)	Name of merged plan:

Effective date:

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

ADDENDUM

Re: SAFE HARBOR MATCHING EMPLOYER CONTRIBUTION

for

Plan Name: Exelixis, Inc. 401(K) Plan

(a)	Safe Harbor Matching Contribution Formula

Note: Matching Employer Contributions made under this Option must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

	(1)	☐	100% of the first 3% of the Active Participant’s Compensation contributed to the Plan and 50% of the next 2% of the Active Participant’s Compensation contributed to the Plan.

		(A)	☐ Safe harbor Matching Employer Contributions shall not be made on behalf of Highly Compensated Employees.

Note: If the Employer selects this formula and does not elect Option 1.10(b), Additional Matching Employer Contributions, Matching Employer Contributions will automatically meet the safe harbor contribution requirements for deemed satisfaction of the “ACP” test. (Employee Contributions must still be tested.)

	(2)	☐	Other Enhanced Match: % of the first % of the Active
Participant’s Compensation contributed to the Plan,

% of the next % of the Active Participant’s Compensation contributed to the Plan,

% of the next % of the Active Participant’s Compensation contributed to the Plan.

Note: To satisfy the safe harbor contribution requirement for the “ADP” test, the percentages specified above for Matching Employer Contributions may not increase as the percentage of Compensation contributed increases, and the aggregate amount of Matching Employer Contributions at such rates must at least equal the aggregate amount of Matching Employer Contributions which would be made under the percentages described in (a)(1) of this Addendum.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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(A)	☐	Safe harbor Matching Employer Contributions shall not be made on behalf of Highly Compensated Employees.

(B)	☐	The formula specified above is also intended to satisfy the safe harbor contribution requirement for deemed satisfaction of the “ACP” test with respect to Matching Employer Contributions. (Employee Contributions must still be tested.)

Note: To satisfy the safe harbor contribution requirement for the “ACP” test, the Deferral Contributions and/or Employee Contributions matched cannot exceed 6% of a Participant’s Compensation.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

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ADDENDUM

Re: SAFE HARBOR NONELECTIVE EMPLOYER CONTRIBUTION

for

Plan Name: Exelixis, Inc. 401(K) Plan

(a) Safe Harbor Nonelective Employer Contribution Election

(1) ☐ For each Plan Year, the Employer shall contribute for each eligible Active Participant an amount equal to % (not less than 3% nor more than 15%) of such Active Participant’s Compensation.

(2) ☐ The Employer may decide each Plan Year whether to amend the Plan by electing and completing (A) below to provide for a contribution on behalf of each eligible Active Participant in an amount equal to at least 3 percent of such Active Participant’s Compensation.

Note: An Employer that has selected Subsection (a)(2) above must amend the Plan by electing (A) below and completing the Amendment Execution Page no later than 30 days prior to the end of each Plan Year for which safe harbor Nonelective Employer Contributions are being made.

	(A)	☐ For the Plan Year beginning , the Employer shall contribute for each eligible Active Participant an amount equal to % (not less than 3% nor more than 15%) of such Active Participant’s Compensation.

Note: Safe harbor Nonelective Employer Contributions must be 100% vested when made and may only be distributed because of death, disability, separation from service, age 59 1/2, or termination of the Plan without the establishment of a successor plan. In addition, each Plan Year, the Employer must provide written notice to all Active Participants of their rights and obligations under the Plan.

(b)	☐	Safe harbor Nonelective Employer Contributions shall not be made on behalf of Highly Compensated Employees.

(c)	☐	In conjunction with its election of the safe harbor described above, the Employer has elected to make Matching Employer Contributions under Subsection 1.10 that are intended to meet the requirements for deemed satisfaction of the “ACP” test with respect to Matching Employer Contributions.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

ADDENDUM

Re: PROTECTED IN-SERVICE WITHDRAWALS

for

Plan Name: Exelixis, Inc. 401(K) Plan

(a)	Restrictions on In-Service Withdrawals of Amounts Held for Specified Period - The following restrictions apply to in-service withdrawals made in accordance with Subsection 1.18(d)(1)(A) (cannot include any mandatory suspension of contributions restriction):

(b)	Restrictions on In-Service Withdrawals Because of Participation in Plan for 60 or More Months - The following restrictions apply to in-service withdrawals made in accordance with Subsection 1.18(d)(1)(B) (cannot include any mandatory suspension of contributions restriction):

(c)	☐ Other In-Service Hardship Withdrawal Provisions - In-service hardship withdrawals are permitted from a Participant’s Deferral Contributions Account and the other sub-accounts specified below, subject to the conditions otherwise applicable to hardship withdrawals from a Participant’s Deferral Contributions Account:

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

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(d)	☑

Other In-Service Withdrawal Provisions - In-service withdrawals from a Participant’s Accounts specified below shall be available to Participants who satisfy the requirements also specified below:

In-Service withdrawal at age 59.5 from the deferral source

(1)

☑      The following restrictions apply to a Participant’s Account following an in-service withdrawal made pursuant to (d) above (cannot include any mandatory suspension of contributions restriction):

In-Service withdrawal at age 59.5 from the deferral source - Restriction: $500 minimum

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

ADDENDUM

Re: FORMS OF PAYMENT

for

Plan Name: Exelixis, Inc. 401(K) Plan

(a)	The following forms of annuity will continue to be offered under the Plan:

(b)	The forms of payment described in Section 1.19(b), (c) and/or (d) apply to the following class(es) of Participants:

Note: Please indicate if different classes of Participants are subject to different forms of payment.

(c)	The following forms of payment were previously available under the Plan but will be eliminated as of the date specified in subsection (4) below (check the applicable (box(es) and complete (4)):

	(1)	☐	Installment Payments.

	(2)	☐	Annuities.

		(A)	☐	The normal form of payment under the Plan was a lump sum and all optional annuity forms of payment not listed under Section 1.19(c)(2)(A)(I) are eliminated. The eliminated forms of payment include the following:

		(B)	☐	The normal form of payment under the Plan was a life annuity and all annuity forms of payment not listed under Section 1.19(c)(2)(B) are eliminated. (Complete (i) and (ii) and, if applicable, (iii).)

(i) The normal form for married Participants was a qualified joint and % (at least 50%) survivor annuity. The normal form for unmarried Participants was a single life annuity, unless a different form is specified below:

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

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		(ii)	The qualified preretirement survivor annuity provided to a Participant’s spouse was purchase with % (at least 50%) of the Participant’s Account.

		(iii)	The other annuity form(s) of payment previously available under the Plan included the following:

(3)	☐

Other Non-Annuity Forms of Payment. All other non-annuity forms of payment that are not listed in Section 1.19(d) but that were previously available under the Plan are eliminated. The eliminated non-annuity forms of payment include the following:

(4)	The form(s) of payment described in this Subsection (c) will not be offered to Participants who have an Annuity Starting Date which occurs on or after (cannot be earlier than September 6, 2000). Notwithstanding the date entered above, the forms of payment described in this Subsection (c) will continue to be offered to Participants who have an Annuity Starting Date that occurs (1) within 90 days following the date the Employer provides affected Participants with a summary that satisfies the requirements of 29 CFR 2520.104b-3 and that notifies them of the elimination of the applicable form(s) of payment, but (2) no later than the first day of the second Plan Year following the Plan Year in which the amendment eliminating the applicable form(s) of payment is adopted.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

ADDENDUM

Re: VESTING SCHEDULE

for

Plan Name: Exelixis, Inc. 401(K) Plan

(a)	☐	More Favorable Vesting Schedule

	(1)	The following vesting schedule applies to the class of Participants described in (a)(2) below:

	(2)	The vesting schedule specified in (a)(1) above applies to the following class of Participants:

(b)	☐	Additional Vesting Schedule

	(1)	The following vesting schedule applies to the class of Participants described in (b)(2) below:

	(2)	The vesting schedule specified in (b)(1) above applies to the following class of Participants:

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

ADDENDUM

Re: POSTPONED DISTRIBUTIONS

for

Plan Name: Exelixis, Inc. 401(K) Plan

Postponement of Certain Distributions to Eligible Participants - The types of distributions specified below to eligible Participants of their vested interests in their Accounts shall be postponed for the period also specified below:

Notwithstanding the foregoing, if the Employer selected an Early Retirement Age in Subsection 1.14(b) that is the later of an attained age or completion of a specified number of years of Vesting Service, any Participant who terminates employment on or after completing the required number of years of Vesting Service, but before attaining the required age shall be eligible to commence distribution of his vested interest in his Account upon attaining the required age.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

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ADDENDUM

Re: 415 CORRECTION

for

Plan Name: Exelixis, Inc. 401(K) Plan

(a)	Other Formula for Limiting Annual Additions to Meet 415 - If the Employer, or any employer required to be aggregated with the Employer under Code Section 415, maintains any other qualified defined contribution plans or any “welfare benefit fund”, “individual medical account”, or “simplified medical account”, annual additions to such plans shall be limited as follows to meet the requirements of Code Section 415:

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

ADDENDUM

Re: 416 CONTRIBUTION

for

Plan Name: Exelixis, Inc. 401(K) Plan

(a)	Other Method of Satisfying the Requirements of 416 - If the Employer, or any employer required to be aggregated with the Employer under Code Section 416, maintains any other qualified defined contribution or defined benefit plans, the minimum benefit requirements of Code Section 416 shall be satisfied as follows:

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

SNAP OFF ADDENDUM

Re: EFFECTIVE DATES FOR GUST COMPLIANCE

for

Plan Name: Exelixis, Inc. 401(K) Plan

Notwithstanding any other provision of the Plan to the contrary, to comply with changes required by the Retirement Protection Act of 1994 (“GATT”), the Uniformed Services Employment and Reemployment Rights Act of 1994 (“USERRA”), the Small Business Job Protection Act of 1996 (“SBJPA”), the Taxpayer Relief Act of 1997 (“TRA ‘97”) and the Internal Revenue Service Restructuring and Reform Act of 1998 (collectively, “GUST”), the following provisions shall apply effective as of the dates set forth below:

(a)	The following elections were in effect for Plan Years beginning on or after January 1, 1997 and ending before the date specified in Subsection 1.01(g)(2):

	(1)	HCE Determinations History - The Plan was operated in accordance with the provisions of Subsections 1.06(c) and 1.06(d), unless otherwise provided below.

		(A)	☐ HCE Determinations: Look Back Year Elections - For the following Plan Year(s), the Plan was operated in accordance with a different look back year election as provided below:

		(B)	☐ HCE Determinations: Top Paid Group Elections - For the following Plan Year(s), the Plan was operated in accordance with a different top paid group election as provided below:

	(2)	ADP/ACP Testing Methods History - The Plan was operated using the testing method shown in Subsection 1.06(a), unless otherwise provided below.

		(A)	☐ For the following Plan Years, the Plan was operated in accordance with a different method as provided below:

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

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	(3)	First Year Testing Method - If the first Plan Year that the Plan, other than a successor plan, permitted Deferral Contributions or provided for either Employee or Matching Employer Contributions, occurred on or after January 1, 1997 but prior to the Effective Date specified in Subsection 1.01(g)(2), the “ADP” and/or “ACP” test for such first Plan Year was applied using the actual “ADP” and/or “ACP” of Non- Highly Compensated Employees for such first Plan Year, unless otherwise provided below.

(A)    ☐      The “ADP” and/or “ACP” test for the first Plan Year that the Plan permitted Deferral Contributions and/or provided for either Employee or Matching Employer Contributions was applied assuming a 3% “ADP” and/or “ACP” for Non-Highly Compensated Employees.

(b)	The following provisions are effective as of the following dates, except as otherwise provided in the applicable Subsection(s)(A):

	(1)	The definition of “Required Beginning Date” in Subsection 2.01(tt) is effective January 1, 1997.

(A) ☐ Later effective date applicable to the definition of Required Beginning Date in Subsection 2.01(tt): (Cannot be later than the January 1 following the date specified in Subsection 1.01(g)(2)).

	(2)	The elimination of all family aggregation rules is effective for Plan Years beginning on or after January 1, 1997.

(A) ☐ Later effective date applicable to elimination of family aggregation rules: (Cannot be later than the first day of the Plan Year in which the date specified in Subsection 1.01(g)(2) occurs).

	(3)	The inclusion in Compensation for purposes of Code Section 415 of amounts excluded from gross income under a salary reduction agreement by reason of the application of Code Sections 125, 132(f)(4), 402(e)(3), 402(h), or 403(b), as provided in Subsection 6.12(d), is effective for Limitation Years beginning on or after January 1, 1998.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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		(A)	☐	Later effective date applies to modification of definition of Compensation for Code Section 415 purposes: (Cannot be later than the first day of the Limitation Year in which the date specified in Subsection 1.01(g)(2) occurs).

	(4)	The increase in the cash out limitation from $3,500 to $5,000 is effective the first day of the first Plan Year beginning after August 5, 1997.

		(A)	☐	Later effective date applies to increase in cash out limitation: (Cannot be later than the date specified in Subsection 1.01(g)(2)).

	(5)	The elimination of the “look back” requirement for mandatory cashouts with respect to Participants whose Accounts are not subject to the requirements of Section 14.04 shall be effective with respect to distributions made on or after March 22, 1999.

		(A)	☐	Later effective date applies to elimination of look back requirement for mandatory cashouts: (Cannot be later than the date specified in Subsection 1.01(g)(2)).

	(6)	The exclusion from the definition of “eligible rollover distribution” in Subsection 13.04(c) of hardship withdrawals of Deferral Contributions made in accordance with the provisions of Section 10.05 or the Protected In-Service Withdrawal Addendum to the Adoption Agreement is effective for distributions made on or after January 1, 1999.

		(A)	☐	Later effective date applies to rollover treatment of hardship withdrawals of Deferral Contributions: (Cannot be later than the earlier of January 1, 2000 or the date specified in Subsection 1.01(g)(2)).

(c)	The following provisions are effective as of the following dates:

	(1)	The inclusion in Compensation of amounts excluded from gross income under a salary reduction agreement by reason of the application of Code Sections 132(f)(4) (the “132(f) Amendment”), as provided in Subsections 2.01(s) and 2.01(z), Sections 5.02 and 15.03 and the applicable election in Section 1.05 of the Adoption Agreement is effective for Plan Years beginning on or after January 1, 2001, or, if earlier, the first day of the Plan Year in which the Plan has been operated in accordance with the 132(f) Amendment, but, in no case earlier than the first Plan Year beginning on or after January 1, 1998.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

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The 132(f) Amendment, as provided in Subsection 6.12(d) is effective for Limitation Years beginning on or after January 1, 2001, or, if earlier, the first day of the Limitation Year in which the Plan has been operated in accordance with the 132(f) Amendment, but, in no case earlier than the first Limitation Year beginning on or after January 1, 1998.

(2)	The definition of “Highly Compensated Employee” in Subsection 2.01(z) is effective for Plan Years beginning on or after January 1, 1997.

(3)	The definition of “Leased Employee” in Subsection 2.01(dd) is effective for Plan Years beginning on or after January 1, 1997.

(4)	The change in the “maximum permissible amount”, as defined in Subsection 6.01(r), to $30,000 adjusted for cost of living increases, is effective for Limitation Years beginning on or after January 1, 1995.

(5)	The rules for applying the “ADP” test, described in Section 6.03, and the “ACP” test, described in Section 6.06 are effective for Plan Years beginning on or after January 1, 1997.

(6)	The rules for allocating and distributing “excess contributions”, as provided in Section 6.04, and the rules for allocation, distribution and forfeiture of “excess aggregate contributions”, as provided in Section 6.07 are effective for Plan Years beginning on or after January 1, 1997.

(7)	The 4% limitation on discretionary matching contributions in the event the Plan is intended to satisfy the safe harbor contribution requirements under the Code such that the “ADP” test (and, if applicable, the “ACP” test) is deemed satisfied is effective only for Plan Years beginning on or after January 1, 2000.

(8)	The provisions of Section 18.03, regarding the Code Section 401(a)(13)(C) and (D) exceptions to the nonalienability of benefits rules, apply to judgments, orders, and decrees issued and settlement agreements entered into on or after August 5, 1997.

(9)	The provisions of Section 18.07, regarding veterans reemployment rights, are effective December 12, 1994.

(d)	For Plan Years ending before the date specified in Subsection 1.01(g)(2), the provisions of this amendment and restatement that are related to GUST shall apply in accordance with the provisions of this amendment and restatement, except as otherwise provided below:

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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(e)	For Plan Years ending before the date specified in Subsection 1.01(g)(2), the provisions of this amendment and restatement that are related to GUST shall apply to all plans merged into the Plan during the period covered by this Addendum except to the extent any such merged plan is amended to provide otherwise or as provided below:

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

ADDENDUM TO ADOPTION AGREEMENT

FIDELITY BASIC PLAN DOCUMENT No. 12

RE: ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 (“EGTRRA”)

AMENDMENTS for

Plan Name: Exelixis, Inc. 401(K) Plan

Fidelity 5-digit Plan Number: 19473

PREAMBLE:

Adoption and Effective Date of Amendment. This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided below, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

Supercession of Inconsistent Provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

(a)	Catch-up Contributions. The Employer must select either (1) or (2) below to indicate whether eligible Participants age 50 or older by the end of a calendar year will be permitted to make catch-up contributions to the Plan, as described in Section 5.03(b)(1):

(1)	☑ Catch-up contributions shall apply effective January 1, 2002, unless a later effective date is specified herein .

(2)	☐ Catch-up contributions shall not apply.

Note: The Employer must not select (a)(1) above unless all plans of all employers treated, with the Employer, as a single employer under subsections (b), (c), (m), or (o) of Code Section 414 also permit catch up contributions (except a plan maintained by the Employer that is qualified under Puerto Rico law), as provided in Code Section 414(v)(4) and IRS guidance issued thereunder. The effective date applicable to catch-up contributions must likewise be consistent among all plans described immediately above, to the extent required in Code Section 414(v)(4) and IRS guidance issued thereunder.

(b)	Plan Limit on Elective Deferrals. This Section (b) is inapplicable if the Plan converted to this Fidelity document from any other document effective on or after April 1, 2002.

(1)	Plans Permitting Catch-up Contributions. For Plans that have elected in (a)(1) above to permit catch-up contributions, the 60% Plan Limit described in Section 5.03(b)(2) shall apply beginning April 1, 2002 (or such later date as specified in (a)(1) above), unless a different Plan Limit is specified below:

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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☐	Deferral Contributions shall be limited to % of a Participant’s eligible Compensation for the payroll period in question beginning April 1, 2002, unless a different effective date is specified herein .

Note: This Section (b)(1) only applies if the Employer selected (a)(1) above.

(2)	Plans Not Permitting Catch-up Contributions. Complete the box below if your Plan does not permit catch-up contributions described in 5.03(b)(1) but you wish to amend your existing Plan limit under Section 1.07(a)(1) of your Adoption Agreement.

☐	The Employer shall make a Deferral Contribution in accordance with Section 5.03(a) on behalf of each Participant who has executed a salary reduction agreement in effect with the Employer for the payroll period in question, not to exceed % of Compensation for that period, effective .

Note: For Limitation Years beginning prior to 2002, the percentage elected above must be less than 25% in order to satisfy the limitation on annual additions under Code Section 415 if other types of contributions are provided under the Plan.

(c)	Matching Employer Contributions on Catch-up Contributions. The Employer must select the box below only if the Employer selected (a)(1) above, and the Employer wants to provide Matching Employer Contributions on catch-up contributions. In that event, the same rules that apply to Matching Employer Contributions on Deferral Contributions other than catch-up contributions will apply to Matching Employer Contributions on catch-up contributions.

☑	Notwithstanding anything in 2.01(l) to the contrary, Matching Employer Contributions under Section 1.10 shall apply to catch-up contributions described in Section 5.03(b)(1) .

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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(d)	Vesting of Matching Employer Contributions. Complete this section (d) only if the current vesting schedule for Matching Employer Contributions under the Plan must be amended to comply with EGTRRA. This is the case if, in the absence of an amendment, the vesting schedule for Matching Employer Contributions would not be at least as rapid as Three-Year Cliff or Six-Year Graded Vesting, effective for Participants with at least one Hour of Service on or after the first Plan Year beginning after December 31, 2001, subject to the rule described in (2) below. Complete (d)(1) to specify the new vesting schedule; any vesting schedule changes must conform to the requirements of Section 16.04 of the Plan. Only complete (d)(2) if your Plan is maintained pursuant to a collective bargaining agreement ratified by June 7, 2001. Complete (d)(3) if the Employer wants to apply the vesting schedule selected in (d)(1) to only the portion of a Participant’s accrued benefits derived from Matching Employer Contributions for Plan Years beginning after December 31, 2001.

(1)	Vesting Schedule for Matching Employer Contributions. Unless the Employer checks the box in (d)(3) of this EGTRRA Amendments Addendum, the Vesting Schedule set forth below shall apply to all accrued benefits derived from Matching Employer Contributions for Participants who complete an Hour of Service under the Plan in a Plan Year beginning after December 31, 2001, regardless of the Plan Year for which such contributions are made, subject to the Employer’s election of a later effective date as indicated in (d)(2) below:

☐	100% Vesting immediately

☐	3-Year Cliff (see C below)

☐	6-Year Graded (see E below)

☐	Other Vesting Schedule (complete G3 below, but must be at least as favorable as either C or E).

Applicable Vesting Schedule

Years of Vesting Service	C	E	G3
0	0%	0%		%
1	0%	0%		%
2	0%	20%		%
3	100%	40%		%
4	100%	60%		%
5	100%	80%		%
6 or more	100%	100%		%

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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(2)	Delayed Effective Date for Plans Subject to Collective Bargaining. If the plan is maintained pursuant to one or more collective bargaining agreements ratified by June 7, 2001, the effective date for faster vesting of Matching Employer Contributions for Participants covered by such a collective bargaining agreement can be delayed by checking the box below and inserting the effective date, which is the first day of the first Plan Year beginning on or after the earlier of (i) January 1, 2006, or (ii) the later of the date on which the last of the collective bargaining agreement(s) described above terminates (without regard to any extension on or after June 7, 2001), or January 1, 2002.

☐	The vesting schedule elected by the Employer in (d)(1) above shall apply to those Participants covered by a collective bargaining agreement(s) ratified by June 7, 2001 who have at least one Hour of Service on or after . Unless the Employer selects the box in (d)(3) below, the vesting schedule selected in (d)(1) above shall apply to the entire accrued benefit derived from Matching Employer Contributions of such Participants with an Hour of Service in a Plan Year beginning on or after the date specified herein. For all other Participants, the vesting schedule shall apply as of the date and in the manner described in (d)(1) and, where applicable, (d)(3).

(3)	Grandfathered Application of Prior Vesting Schedule. The Employer must check the box below only if the Employer wants to grandfather an existing vesting schedule and apply the vesting schedule that the Employer selected in (d)(1) above to only that portion of a Participant’s accrued benefit derived from Matching Employer Contributions for Plan Years beginning after December 31, 2001, (and/or for Plan Years beginning on and after the date specified in (d)(2), for any Participants subject to (d)(2), if selected by the Employer).

☐	The Vesting Schedule in (d)(1) above shall apply only to the portion of a Participant’s accrued benefits derived from Matching Employer Contributions under the Plan in a Plan Year beginning after December 31, 2001, or such later date applicable to the Participant if specified in (d)(2) above.

(e)	Rollovers of After-Tax Employee Contributions to the Plan. The Employer must mark the box below only if the Employer does not want the Plan to accept Participant Rollover Contributions of qualified plan after-tax employee contributions, as described in Section 5.06, which would otherwise be effective for distributions after December 31, 2001:

☑	Participant Rollover Contributions or direct rollovers of qualified plan after-tax employee contributions shall not be accepted by the Plan.

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(f)	Application of the Same Desk Rule. The Employer must mark the box below only if the Employer wants to discontinue the application of the same desk rule set forth in Section 12.01(a).

☑	Effective for distributions from the Plan after December 31, 2001, or such later date as specified herein 01/01/2002, a Participant’s elective deferrals, qualified nonelective contributions and qualified matching contributions, if applicable, and earnings attributable to such amounts, shall be distributable upon a severance from employment as described in Section 12.01(b), effective only for severances occurring after (or, if no date is entered, regardless of when the severance occurred).

Amendment Execution

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 29th day of February, 2008.

Employer:	Exelixis, Inc.	Employer:	Exelixis, Inc.

By:	/s/ Frank Karbe	By:

Title:	EVP & CFO	Title:

Accepted by: Fidelity Management Trust Company, as Trustee

By:	/s/ Lisa L. Rogosta	Date:	March 4, 2008

Title:	Authorized Signatory

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

ADDENDUM

Re: Economic Growth and Tax Relief Reconciliation Act of 2001

(“EGTRRA”)

Amendments for Fidelity Basic Plan Document No. 12

PREAMBLE

Adoption and Effective Date of Amendment. This amendment of the Plan is adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided below, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

Supercession of Inconsistent Provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

1.	Section 2.01(j), “Compensation,” is hereby amended by adding the following paragraph to the end thereof:

Notwithstanding anything herein to the contrary, the annual Compensation of each Participant taken into account in determining allocations for any Plan Year beginning after December 31, 2001, shall not exceed $200,000, as adjusted for cost-of-living increases in accordance with Code Section 401(a)(17)(B). Annual Compensation means Compensation during the Plan Year or such other consecutive 12-month period over which Compensation is otherwise determined under the Plan (the determination period). The cost-of-living adjustment in effect for a calendar year applies to annual Compensation for the determination period that begins with or within such calendar year.

2.	Section 2.01(l), “Deferral Contribution,” is hereby amended by replacing the period with a semicolon and adding the following to the end thereof:

provided, however, that the term “Deferral Contribution” shall exclude all catch-up contributions as described in Section 5.03(b)(1) for purposes of Matching Employer Contributions as described in Section 1.10 of the Adoption Agreement, unless otherwise elected by the Employer in Section (c) of the EGTRRA Amendments Addendum to the Adoption Agreement.

3.	Section 2.01(uu) “Rollover Contribution” is hereby amended as follows:

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“Rollover Contribution” means any distribution from an eligible retirement plan as defined in Section 5.06 that an Employee elects to contribute to the Plan in accordance with the terms of such Section 5.06.

4.	The existing text of Section 5.03 is hereby redesignated as Section 5.03(a), and a new Section 5.03(b) is hereby added to read as follows:

(b)	Catch-up Contributions.

(1)	If elected by the Employer in Section (a) of the EGTRRA Amendments Addendum to the Adoption Agreement, all Participants who are eligible to make Deferral Contributions under the Plan and who are projected to attain age 50 before the close of the calendar year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Code Section 414(v). Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Code Sections 402(g) and 415. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Code Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416, as applicable, by reason of the making of such catch-up contributions.

(2)	Unless otherwise elected by the Employer in Section (b)(1) of the EGTRRA Amendments Addendum to the Adoption Agreement, if the Plan permits catch-up contributions, as described in paragraph (1) above on April 1, 2002 (or such later date as specified therein), then, notwithstanding anything herein to the contrary, effective April 1, 2002, the limit on Deferral Contributions, as otherwise provided in Section 1.07(a)(1) (the “Plan Limit”) shall be 60% of Compensation for the payroll period in question, provided, however, that this Section 5.03(b)(2) shall be inapplicable if the Plan’s Section 1.01(g)(2) Amendment Effective Date is after April 1, 2002.

(3)	In the event that the Plan Limit is changed during the Plan Year, for purposes of determining catch-up contribution for the Plan Year, as described in paragraph (1) above, the Plan Limit shall be determined pursuant to the time-weighted average method described in Proposed Income Tax Regulation Section 1.414(v) -1(b)(2)(i).

5.	Section 5.06 is hereby amended to add the following paragraph to the end thereof:

Unless otherwise elected by the Employer in Section (e) of the EGTRRA Amendments Addendum to the Adoption Agreement, the Plan will accept Participant Rollover Contributions and/or direct rollovers of distributions made after December 31, 2001 (including Rollover Contributions received by the Participant as a surviving spouse, or a spouse or former spouse who is an alternate payee under a qualified domestic relations order), from the following types of plans:

(a)	a qualified plan described in Code Sections 401(a) or 403(a), including after-tax employee contributions (provided, however, that any such after-tax employee contributions must be contributed in a direct rollover);

(b)	an annuity contract described in Code Section 403(b), excluding after-tax employee contributions;

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(c)	an eligible plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state; and

(d)	Participant Rollover Contributions of the portion of a distribution from an individual retirement account or annuity described in Code Section 408(a) or 408(b) that is eligible to be rolled over and would otherwise be includible in gross income, provided, however, that the Plan will in no event accept a rollover contribution consisting of nondeductible individual retirement account or annuity contributions.

6.	The first paragraph of Section 6.02 is hereby amended by replacing the first sentence thereof with the following:

In no event shall the amount of Deferral Contributions made under the Plan for a calendar year, when aggregated with the ‘elective deferrals’ made under any other plan maintained by the Employer or a Related Employer, exceed the dollar limitation contained in Code Section 402(g) in effect at the beginning of such calendar year, except to the extent permitted under Section 5.03(b)(1) and Code Section 414(v), if applicable.

7.	Section 6.08 is hereby amended by adding the following sentence to the end thereof:

Notwithstanding anything herein to the contrary, the multiple use test described in Treasury Regulation Section 1.401(m) -2 and this Section 6.08 shall not apply for Plan Years beginning after December 31, 2001.

8.	Section 6.12 is hereby amended by adding a new subsection 6.12(e) thereto as follows:

(e)	Maximum Annual Additions for Limitation Years Beginning After December 31, 2001.

Notwithstanding anything herein to the contrary, this subsection (e) shall be effective for Limitation Years beginning after December 31, 2001. Except to the extent permitted under Section 5.03(b)(1) and Code Section 414(v), if applicable, the “annual additions” that may be contributed or allocated to a Participant’s Account under the Plan for any Limitation Year shall not exceed the lesser of:

(1)	$40,000, as adjusted for increases in the cost-of-living under Code Section 415(d), or

(2)	100 percent of the Participant’s compensation, within the meaning of Code Section 415(c)(3), for the Limitation Year.

The compensation limit referred to in (2) shall not apply to any contribution for medical benefits after separation from service (within the meaning of Code Sections 401(h) or 419A(f)(2)) that is otherwise treated as an “annual addition.”

9.	Section 9.04 is hereby amended by replacing the period with a semi-colon and adding the following to the end thereof:

provided, however, that notwithstanding anything herein to the contrary, effective for Plan loans made after December 31, 2001, Plan provisions prohibiting loans to any “owner-employee” or “shareholder-employee” shall cease to apply.

10.	Section 10.05(b)(2) is hereby amended by replacing the semicolon with a period and adding the following to the end thereof:

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Notwithstanding anything herein to the contrary, the rule in this Section 10.05(b)(2) shall be applied to a Participant who receives a distribution after December 31, 2001 on account of hardship, by substituting the phrase “the 6-month period” for the phrase “the 12-month period.”

11.	Section 10.05(b)(4) is hereby amended by adding the following phrase to the beginning thereof:

Effective for calendar years beginning before January 1, 2002, for a Participant who received a hardship distribution before January 1, 2001,

12.	The existing text of Section 11.05 is hereby redesignated as Section 11.05(a) in its entirety, and a new Section 11.05(b) is hereby added to read as follows:

(b)	Vesting of Matching Employer Contributions. Notwithstanding anything herein to the contrary, the vesting schedule elected by the Employer in Section (d)(1) of the EGTRRA Amendments Addendum to the Adoption Agreement shall apply to all accrued benefits derived from Matching Employer Contributions for Participants who complete an Hour of Service in a Plan Year beginning after December 31, 2001, except as otherwise elected by the Employer in Section (d)(2) or Section (d)(3) of the EGTRRA Amendments Addendum to the Adoption Agreement. With respect to Participants covered by a collective bargaining agreement, the vesting schedule elected in Section (d)(1) of the EGTRRA Amendments Addendum to the Adoption Agreement shall take effect on a later date if so elected in Section (d)(2). If so elected in Section (d)(3) of the EGTRRA Amendments to the Adoption Agreement, the vesting schedule elected in Section (d)(1) shall apply only to the accrued benefits derived from Matching Employer Contributions made with respect to Plan Years beginning after December 31, 2001 (or such later date as may be provided in Section (d)(2) for Participants covered by a collective bargaining agreement).

13.	The existing text of Section 12.01 is hereby redesignated as Section 12.01(a), current subsections (a), (b), and (c) thereof are redesignated as paragraphs (1), (2), and (3), respectively, and the first sentence thereof is replaced with the following:

Subject to the application of Section 12.01(b), a Participant, or his Beneficiary, may not receive a distribution from his Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, safe harbor Matching Employer Contributions or safe harbor Nonelective Employer Contributions Accounts earlier than upon the Participant’s separation from service with the Employer and all Related Employers, death, or disability, except as otherwise provided in Article 10 or Section 12.04.

14.	Section 12.01 is hereby amended by adding a new subsection (b) to the end thereof:

(b) If elected by the Employer in Section (f) of the EGTRRA Amendments Addendum to the Adoption Agreement, notwithstanding subsection (a) of this Section 12.01, a Participant, or his Beneficiary, may receive a distribution after December 31, 2001 (or such later date as specified therein) from his Deferral Contributions, Qualified Nonelective Employer Contributions, Qualified Matching Employer Contributions, safe harbor Matching Employer Contributions or safe harbor Nonelective Employer Contributions Accounts on account of the Participant’s severance from employment occurring after the dates specified in Section (f) of the EGTRRA Amendments Addendum to the Adoption Agreement.

15.	Section 13.04 is hereby amended by adding the following paragraph to the end thereof:

Notwithstanding anything herein to the contrary, the following provisions shall apply to distributions made after December 31, 2001.

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(i)	Modification of definition of eligible retirement plan. For purposes of this Section 13.04, an “eligible retirement plan” shall also mean an annuity contract described in Code Section 403(b) and an eligible deferred compensation plan under Code Section 457(b) that is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of “eligible retirement plan” shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p).

(ii)	Modification of definition of eligible rollover distribution to exclude hardship distributions. For purposes of this Section 13.04, any amount that is distributed on account of hardship shall not be an “eligible rollover distribution” and the “distributee” may not elect to have any portion of such a distribution paid directly to an “eligible retirement plan.”

(iii)	Modification of definition of eligible rollover distribution to include after-tax Employee Contributions. For purposes of this Section 13.04, a portion of a distribution shall not fail to be an “eligible rollover distribution” merely because the portion consists of after-tax Employee Contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Code Section 408(a) or (b), or to a qualified defined contribution plan described in Code Section

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401(a) or 403(a) that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

16.	Article 15 is hereby amended by adding a new Section 15.08 at the end thereof as follows:

15.08. Modification of Top-Heavy Provisions. Notwithstanding anything herein to the contrary, this Section 15.08 shall apply for purposes of determining whether the Plan is a top-heavy plan under Code Section 416(g) for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits requirements of Code Section 416(c) for such years. This Section modifies the rules in this Article 15 of the Plan for Plan Years beginning after December 31, 2001.

(a) Determination of top-heavy status.

(1) Key employee. Key employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the determination date was an officer of the Employer having annual compensation greater than $130,000 (as adjusted under Code Section 416(i)(1) for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having annual compensation of more than $150,000. For this purpose, annual compensation means compensation within the meaning of Code Section 415(c)(3). The determination of who is a key employee will be made in accordance with Code Section 416(i)(1) and the applicable regulations and other guidance of general applicability issued thereunder.

(2) Determination of present values and amounts. This Section 15.08(a)(2) shall apply for purposes of determining the present values of accrued benefits and the amounts of account balances of Employees as of the determination date.

(A) Distributions during year ending on the determination date. The present values of accrued benefits and the amounts of account balances of an Employee as of the determination date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Code Section 416(g)(2) during the 1-year period ending on the determination date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Code Section 416(g)(2)(A)(i). In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting the phrase “5-year period” for the phrase “1-year period.”

(B) Employees not performing services during year ending on the determination date. The accrued benefits and accounts of any individual who has not performed services for the Employer during the 1-year period ending on the determination date shall not be taken into account.

(b) Minimum benefits.

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(1) Matching contributions. Matching Employer Contributions shall be taken into account for purposes of satisfying the minimum contribution requirements of Code Section 416(c)(2) and the Plan. The preceding sentence shall apply with respect to Matching Employer Contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Matching Employer Contributions that are used to satisfy the minimum contribution requirements shall be treated as matching contributions for purposes of the actual contribution percentage test and other requirements of Code Section 401(m).

(2) Contributions under other plans. The Employer may provide in the Adoption Agreement that the minimum benefit requirement shall be met in another plan (including another plan that consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and matching contributions with respect to which the requirements of Code Section 401(m)(11) are met).

(c) Other Modifications. The top-heavy requirements of Code Section 416 and this Article 15 shall not apply in any year beginning after December 31, 2001, in which the Plan consists solely of a cash or deferred arrangement which meets the requirements of Code Section 401(k)(12) and Matching Employer Contributions with respect to which the requirements of Code Section 401(m)(11) are met.

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ADDENDUM TO ADOPTION AGREEMENT

FIDELITY BASIC PLAN DOCUMENT No. 12

RE: ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT OF 2001 (“EGTRRA”)

AUTOMATIC ROLLOVER AMENDMENTS for

Plan Name: Exelixis, Inc. 401(K) Plan

Fidelity 5-digit Plan Number: 19473

PREAMBLE

Adoption and Effective Date of Amendment. This amendment of the Plan is adopted to reflect the automatic rollover rules enacted as part of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. This amendment shall be effective March 28, 2005, unless a later effective date is elected below.

Supersession of Inconsistent Provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

Cash Out of Small Accounts. If the Employer elects to apply this provision, then $1,000 is not substituted for $5,000 each time it appears in Section 13.02.

☐	This election shall apply effective March 28, 2005, unless a later effective date is specified herein

Note: Mandatory distributions in excess of $1,000 are subject to the automatic rollover provisions of Section 13.02.

Amendment Execution

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 29th day of February, 2008.

Employer: Exelixis, Inc.		Employer: Exelixis, Inc.

By:	/s/ Frank Karbe	By:

Title:	EVP & CFO	Title:

Accepted by: Fidelity Management Trust Company, as Trustee

By:	/s/ Lisa L. Rogosta	Date:	March 4, 2008

Title:	Authorized Signatory

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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ADDENDUM

Re: Economic Growth and Tax Relief Reconciliation Act of 2001

(“EGTRRA”)

Automatic Rollover

Amendments for Fidelity Basic Plan Document No. 12

PREAMBLE

Adoption and Effective Date of Amendment. This amendment of the Plan is adopted to reflect the automatic rollover rules enacted as part of the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”). This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. This amendment shall be effective March 28, 2005.

Supersession of Inconsistent Provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

Section 13.02 is hereby amended by adding the following paragraph at the end thereof:

In the event of a mandatory distribution greater than $1,000 in accordance with the provisions of this Section 13.02 if the Participant does not elect to have such distribution paid directly to an eligible retirement plan specified by the Participant in a direct rollover or to receive the distribution directly, then the Plan Administrator will pay the distribution in a direct rollover to an individual retirement plan designated by the Plan Administrator. Unless elected otherwise by the Employer in the Adoption Agreement, $1,000 is substituted for $5,000 each time it appears in this Section 13.02.

FIDELITY ADVISOR 401(K)

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Premium Service Plan

ADDENDUM TO ADOPTION AGREEMENT

FIDELITY BASIC PLAN DOCUMENT No. 12

RE: Roth Deferral Contributions

Plan Name: Exelixis, Inc. 401(K) Plan

Fidelity 5-digit Plan Number: 19473

PREAMBLE

Adoption and Effective Date of Amendment. This amendment of the Plan is adopted to reflect the final regulations under Code sections 401(k) and 401(m) and under Code section 402A as added by section 617 of the Economic Growth and Tax Relief Reconciliation Act of 2001. This amendment is intended as good faith compliance with the requirements of Code sections 401(k), 401(m) and 402A and is to be construed in accordance with guidance issued thereunder. This amendment shall be effective as provided below.

Supersession of Inconsistent Provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

Roth Deferral Contributions

(a)	☐	Roth Deferral Contributions. A Participant shall be permitted to irrevocably designate a portion or all of the Participant’s Deferral Contributions the Participant is otherwise eligible to make under the Plan as Roth Deferral Contributions, pursuant to Section 5.03(c).

		(1)	☐ Roth Deferral Contributions are permitted effective (must be January 1, 2006 or later).

		(2)	☐ Roth Deferral Contributions will no longer be permitted on or after .

(b)	☐	Roth Direct Rollovers. An Employee otherwise eligible to make a rollover contribution under the Plan shall be permitted to make Roth direct rollover contributions to the Plan, pursuant to Section 5.03(c).

		(1)	☐ Roth direct rollover contributions are permitted effective (must be January 1, 2006 or later).

		(2)	☐ Roth direct rollover contributions will no longer be permitted on or after .

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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Amendment Execution

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 29th day of February, 2008.

Employer: Exelixis, Inc.		Employer: Exelixis, Inc.

By:	/s/ Frank Karbe	By:

Title:	EVP & CFO	Title:

Accepted by: Fidelity Management Trust Company, as Trustee

By:	/s/ Lisa L. Ragosta	Date:	March 4, 2008

Title:	Authorized Signatory

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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FIDELITY ADVISOR 401(K)

Premium Service Plan

ADDENDUM

RE: Code Sections 401(k) and 401(m) 2004 Final Regulations, Roth 401(k)

Amendments for Fidelity Basic Plan Document No. 12

PREAMBLE

Adoption and Effective Date of Amendment. This amendment of the Plan is adopted to reflect the final regulations under Internal Revenue Code (Code) sections 401(k) and 401(m) and to reflect Code section 402A as added by section 617 of the Economic Growth and Tax Relief Reconciliation Act of 2001. This amendment is intended as good faith compliance with the requirements of Code sections 401(k), 401(m) and 402A and is to be construed in accordance with guidance issued thereunder. Except as otherwise provided in the numbered paragraphs below, this amendment shall be effective as determined pursuant to the rules in paragraphs A and B immediately below:

A.	Except as otherwise provided in paragraph B below, this amendment shall be effective for plan years that begin on or after January 1, 2006.

B.	If the Plan is maintained pursuant to one or more collective bargaining agreements between employee representatives and one or more employers in effect on the date described in paragraph A above, this amendment shall be effective beginning with the later of the first plan year beginning after the termination of the last such agreement or the first plan year described in paragraph A above.

Supersession of Inconsistent Provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

1.	Section 5.03, “Deferral Contributions,” is hereby amended, effective January 1, 2006, by adding a new subsection (c) to the end thereof to provide as follows:

(c)	Roth Deferral Contributions.

(1)	General Application.

(A) This subsection (c) will apply to contributions beginning with the effective date specified in the Roth Deferral Contributions Addendum to the Adoption Agreement but in no event before the first day of the first taxable year beginning on or after January 1, 2006.

(B) As of the effective date under subparagraph (A) hereof, the Plan will accept Roth Deferral Contributions made on behalf of Participants. A Participant’s Roth Deferral Contributions will be allocated to a separate account maintained for such contributions as described in paragraph (2) of this Section 5.03(c) .

(C) Unless specifically stated otherwise, Roth Deferral Contributions will be treated as Deferral Contributions for all purposes under the Plan.

(2)	Separate Accounting.

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(A) Contributions and withdrawals of Roth Deferral Contributions will be credited and debited to the Roth Deferral Contributions sub-account maintained for each Participant within the Participant’s Account.

(B) The Plan will maintain a record of the amount of Roth Deferral Contributions in each such sub-account.

(C) Gains, losses, and other credits or charges must be separately allocated on a reasonable and consistent basis to each Participant’s Roth Deferral Contributions sub-account and the Participant’s other sub-accounts within the Participant’s Account under the Plan.

(D) No contributions other than Roth Deferral Contributions and properly attributable earnings will be credited to each Participant’s Roth Deferral Contributions sub-account.

(3)	Direct Rollovers.

(A) Notwithstanding anything to the contrary in Section 13.04, a direct rollover of a distribution from a Roth Deferral Contributions sub-account under the Plan will only be made to another Roth Deferral Contributions account under an applicable retirement plan described in Code section 402A(e)(1) or to a Roth IRA described in Code section 408A and only to the extent the rollover is permitted under the rules of Code section 402(c).

(B) Notwithstanding anything to the contrary in Section 5.06, and provided the Employer so elects in the Roth Deferral Contributions Addendum to the Adoption Agreement, the Plan will accept a rollover contribution to a Roth Deferral Contributions sub-account, but only if it is a direct rollover from another Roth Deferral Contributions account under an applicable retirement plan described in Code section 402A(e)(1) and only to the extent the rollover is permitted under the rules of Code section 402(c).

(C) The Plan will not provide for a direct rollover (including an automatic rollover) for distributions from a Participant’s Roth Deferral Contributions sub-account if the amounts of the distributions that are eligible rollover distributions are reasonably expected to total less than $200 during a year. In addition, any distribution from a Participant’s Roth Deferral Contributions sub-account is not taken into account in determining whether distributions from a Participant’s other sub-accounts are reasonably expected to total less than $200 during a year. However, eligible rollover distributions from a Participant’s Roth Deferral Contributions sub- account are taken into account in determining whether the total amount of the Participant’s account balances under the Plan exceeds $1,000 for purposes of mandatory distributions from the Plan.

(D) The provisions of the Plan that allow a Participant to elect a direct rollover of only a portion of an eligible rollover distribution but only if the amount rolled over is at least $500 is applied by treating any amount distributed from the Participant’s Roth Deferral Contributions sub-account as a separate distribution from any amount distributed from the Participant’s other sub-accounts in the Plan, even if the amounts are distributed at the same time.

(4)	Correction of Excess Contributions. In the case of a distribution of excess contributions to a Highly Compensated Employee, such excess contributions shall be deemed to be pre-tax Deferral Contributions to the extent such Highly Compensated Employee made pre-tax Deferral Contributions for the year, and any remainder shall be deemed to be Roth Deferral Contributions.

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(5)	Roth Deferral Contributions Defined. A Roth Deferral Contribution is an elective deferral contribution that is:

(A) Designated irrevocably by the participant at the time of the cash or deferred election as a Roth Deferral Contribution that is being made in lieu of all or a portion of the pre-tax elective deferrals the participant is otherwise eligible to make under the Plan; and

(B) Treated by the employer as includible in the participant’s income at the time the participant would have received that amount in cash if the participant had not made a cash or deferred election.

2.	Section 5.07, “Qualified Nonelective Employer Contributions,” is hereby amended in its entirety to provide as follows:

The Employer may, in its discretion, make a Qualified Nonelective Employer Contribution for the Plan Year in any amount necessary to satisfy or help to satisfy the “ADP” test, described in Section 6.03, and/or the “ACP” test, described in Section 6.06. Qualified Nonelective Employer contributions shall be allocated based on Participant’s “testing compensation,” as defined in Subsection 6.01(t), rather than Compensation, as defined in Subsection 2.01(j) . Any Qualified Nonelective Employer Contribution shall be allocated only as provided in this Section 5.07 (notwithstanding anything to the contrary in Section 1.09 or in any other Plan provision).

Notwithstanding anything to the contrary in Section 1.09 or in any other Plan provision, Qualified Nonelective Employer Contributions shall be allocated to Participants who were Active Participants at any time during the Plan Year and are Non-Highly Compensated Employees pursuant to either (a) or (b) below.

(a)	If the Employer has not elected Section 1.09(a)(1) in the Adoption Agreement, Qualified Nonelective Employer Contributions shall be allocated in the ratio which each such Participant’s “testing compensation,” as defined in Subsection 6.01(t), for the Plan Year bears to the total of all such Participants’ “testing compensation” for the Plan Year.

(b)	If the Employer has elected Section 1.09(a)(1) in the Adoption Agreement, Qualified Nonelective Employer Contributions shall be allocated as provided in such Section 1.09(a)(1), provided, however, that in no event shall any such allocation to an eligible Participant exceed 5% of the “testing compensation” of such Participant for the Plan Year, and, provided further that, notwithstanding the above, in the event the Employer elects to disaggregate the Plan pursuant to Treasury Regulation Section 1.401(k) -1(b)(4) and consistent with Code section 410(b)(4)(B), the Employer may choose to provide Qualified Nonelective Employer Contributions to only those otherwise eligible Participants who are covered by the resulting component plan that covers the non-excludable Participants.

Subject to subsection (b) hereof, Active Participants shall not be required to satisfy any Hours of Service or employment requirement for the Plan Year in order to receive an allocation of Qualified Nonelective Employer Contributions.

Qualified Nonelective Employer Contributions shall be distributable only in accordance with the distribution provisions that are applicable to Deferral Contributions; provided, however, that a Participant shall not be permitted to take a hardship withdrawal of amounts credited to his Qualified Nonelective Employer Contributions Account after the later of December 31, 1988 or the last day of the Plan Year ending before July 1, 1989.

3.	Section 6.09, “Income or Loss on Distributable Contributions,” is hereby amended in its entirety to provide as follows:

The income or loss allocable to “excess deferrals”, “excess contributions”, and “excess aggregate contributions” shall be determined under the following method: The income or loss attributable to such

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

distributable contributions shall be the sum of (i) the income or loss on such contributions for the “determination year”, determined under any reasonable method, plus (ii) the income or loss on such contributions for the “gap period”, determined under such reasonable method. Any reasonable method used to determine income or loss hereunder shall be used consistently for all Participants in determining the income or loss allocable to distributable contributions hereunder and shall be the same method that is used by the Plan in allocating income or loss to Participants’ Accounts. For purposes of this paragraph, the “gap period” means the period between the end of the “determination year” and the date of distribution; provided, however, that income or loss for the “gap period” may be determined as of a date that is no more than seven days before the date of distribution.

4.	Section 6.10, “Deemed Satisfaction of ‘ADP’ Test,” is hereby amended in its entirety to provide as follows:

Notwithstanding any other provision of this Article 6 to the contrary, for any Plan Year beginning on or after January 1, 1999, if the Employer has elected one of the safe harbor contributions in Subsection 1.10(a)(3) or 1.11(a)(3) of the Adoption Agreement and complies with the notice requirements described herein for such Plan Year, the Plan shall be deemed to have satisfied the “ADP” test described in Section 6.03. The Employer shall provide to each Active Participant during the Plan Year a comprehensive notice of the Active Participant’s rights and obligations under the Plan. Such notice shall be written in a manner calculated to be understood by the average Active Participant. The Employer shall provide the notice to each Active Participant within one of the following periods, whichever is applicable:

(a)	if the employee is an Active Participant 90 days before the beginning of the Plan Year, within the period beginning 90 days and ending 30 days before the first day of the Plan Year; or

(b)	if the employee becomes an Active Participant after the date described in subsection (a) above, within the period beginning 90 days before and ending on the date he becomes an Active Participant;

provided, however, that such notice shall not be required to be provided to an Active Participant earlier than is required under any guidance published by the Internal Revenue Service.

If an Employer that provides notice that the Plan may be amended to provide a safe harbor Nonelective Employer Contribution for the Plan Year does amend the Plan to provide such contribution, the Employer shall provide a supplemental notice to all Active Participants stating that a safe harbor Nonelective Employer Contribution in the specified amount shall be made for the Plan Year. Such supplemental notice shall be provided to Active Participants at least 30 days before the last day of the Plan Year.

Notwithstanding the foregoing, if the Employer has elected a more stringent eligibility requirement in Section 1.04 of the Adoption Agreement for such 401(k) safe harbor contributions than for Deferral Contributions, the Plan may be disaggregated pursuant to Treasury Regulation section 1.401(k) -3(h)(3), consistent with Code section 410(b)(4)(B), and deemed to have satisfied the “ADP” test only with respect to that portion of the Plan that satisfies Code section 401(k)(12). The remainder of the Plan shall be subjected to the “ADP” test described in Section 6.03.

If the Employer elected to provide safe harbor Matching Employer Contributions pursuant to Subsection 1.10(a)(3) of the Adoption Agreement or to have deemed satisfaction of the “ACP” test with respect to Matching Employer Contributions pursuant to the Addendum Re Safe Harbor Nonelective Employer Contribution to the Adoption Agreement, then, notwithstanding any election the Employer might have made pursuant to Subsection 1.10(d) of the Adoption Agreement (except for an election to apply paragraph (6) thereof), no continuing eligibility requirements shall apply to any Matching Employer Contributions provided under the Plan (but an election to apply paragraph (6) of Subsection 1.10(d) is unaffected).

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

In the event that the Plan provides for Catch-up Contributions and the Employer elects to make Safe Harbor Matching Employer Contributions pursuant to Section 1.10(a)(3), then, notwithstanding anything to the contrary herein, in the event that the Addendum Re Safe Harbor Matching Employer Contribution to the Adoption Agreement would otherwise require Matching Employer Contributions to be made with respect to Catch-up Contributions, then the Employer shall provide such Matching Employer Contributions with respect to Catch-up Contributions to the extent necessary to comply with such Matching Employer Contribution requirements.

5.	Subsection (a) of Section 10.05, “Hardship Withdrawals,” is hereby amended by replacing paragraph (5) thereof and adding new paragraphs (6) and (7) as provided below:

(5)	payments for burial or funeral expenses for the Participant’s deceased parent, spouse, child, or dependent (as defined in Code section 152, and, for taxable years beginning on or after January 1, 2005, without regard to subsection (d)(1)(B) thereof);

(6)	expenses for the repair of damage to the Participant’s principal residence that would qualify for the casualty deduction under Code section 165 (determined without regard to whether the loss exceeds 10% of adjusted gross income); or

(7)	any other financial need determined to be immediate and heavy under rules and regulations issued by the Secretary of the Treasury or his delegate; provided, however, that any such financial need shall constitute an immediate and heavy need under this paragraph (7) no sooner than administratively practicable following the date such rule or regulation is issued.

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2005 FMR Corp.

All Rights reserved.

FIIS Advisor 401(k)

ADDENDUM TO ADOPTION AGREEMENT

FIDELITY BASIC PLAN DOCUMENT No. 12

RE: Automatic Enrollment Contributions

Plan Name: Exelixis, Inc. 401(K) Plan

Fidelity 5-digit Plan Number: 19473

PREAMBLE

Adoption and Effective Date of Amendment. This amendment of the Plan is adopted to reflect certain provisions of the Pension Protection Act of 2006. This amendment is intended as good faith compliance with the PPA and such regulations and is to be construed in accordance with applicable guidance. This amendment shall be effective with respect to FIIS Advisor 401(k) on March 1, 2007, and with respect to the Employer’s Plan as provided below.

Supersession of Inconsistent Provisions. This amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of this amendment.

Automatic Enrollment Contributions

(a)	☐	Automatic Enrollment Contributions. Beginning on the effective date of this Subsection (a) specified below (the “Automatic Enrollment Effective Date”) and subject to the remainder of this Subsection (a), unless an Eligible Employee affirmatively elects otherwise, his Compensation will be reduced by % (the “Automatic Enrollment Rate”), such percentage to be increased in accordance with Subsection (b) (if applicable), for each payroll period in which he is an Active Participant, beginning as indicated in (1) below, and the Employer will make a pre-tax Deferral Contribution in such amount on the Participant’s behalf in accordance with the provisions of Section 5.03 of the Basic Plan Document (an “Automatic Enrollment Contribution”).

Automatic Enrollment Effective Date:

	(1)	With respect to an affected Participant, Automatic Enrollment Contributions will begin as soon as administratively feasible on or after (check one):

		(A)	☐	The Participant’s Entry Date.

		(B)	☐	(minimum of 30) days following the Participant’s date of hire, but no sooner than the Participant’s Entry Date.

Within a reasonable period ending no later than the day prior to the date Compensation subject to the reduction would otherwise become available to the Participant, an Eligible Employee may make an affirmative election not to have Automatic Enrollment Contributions made on his behalf. If an Eligible Employee makes no such affirmative election, his Compensation shall be reduced and Automatic Enrollment Contributions will be made on his behalf in accordance with the provisions of this Subsection (a), and Subsection (b), if applicable, until such Active Participant elects to change or revoke such Deferral Contributions as provided in Subsection 1.07(a)(1). Automatic Enrollment Contributions shall be made only on behalf of Active Participants who are first hired by the Employer on or after the Automatic Enrollment Effective Date and do not have a Reemployment Commencement Date, unless otherwise provided below.

FIIS Prototype	Non-Std PS Plan
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	(2)	☐	Additionally, subject to the Note below, unless such affected Participant affirmatively elects otherwise within the reasonable period established by the Plan Administrator, Automatic Enrollment Contributions will be made with respect to the Employees described below. (check all that apply):

		(A)	☐	Inclusion of Previously Hired Employees. On the later of the date specified in Subsection (a)(1) with regard to such Eligible Employee or as soon as administratively feasible on or after the 30th day following the Notification Date specified in (iii) below, Automatic Enrollment Contributions will begin for the following Eligible Employees who were hired before the Automatic Enrollment Effective Date and have not had a Reemployment Commencement Date. (Check (i) or (ii), complete (iii), and complete (iv), if applicable.)

			(i)	☐	Unless otherwise elected in (iv) below, all such Employees who have never had a Deferral Contribution election in place.

			(ii)	☐	Unless otherwise elected in (iv) below, all such Employees who have never had a Deferral Contribution election in place and were hired by the Employer before the Automatic Enrollment Effective Date, but after the following date: .

			(iii)		Notification Date: . (Date must be on or after the Automatic Enrollment Effective Date.)

			(iv)	☐	In addition to the group of Employees elected in (i) or (ii) above, any Employee described in (i) or (ii) above, as applicable, even if he has had a Deferral Contribution election in place previously, provided he is not suspended from making Deferral Contributions pursuant to the Plan and has a deferral rate of zero on the Notification Date.

		(B)	☐	Inclusion of Rehired Employees. Unless otherwise stated herein, each Eligible Employee having a Reemployment Commencement Date on the date indicated in Subsection (a)(1) above. If Subsection (a)(2)(A)(ii) is selected, only such Employees with a Reemployment Commencement on or after the date specified in Subsection (a)(2)(A)(ii) will be automatically enrolled. If Subsection (a)(2)(A) is not selected, only such Employees with a Reemployment Commencement on or after the Automatic Enrollment Effective Date will be automatically enrolled. If Subsection (a)(1)(B) has been elected above, for purposes of Subsection (a)(1) only, such Employee’s Reemployment Commencement Date will be treated as his date of hire.

Note: Once a Participant who has received notice of the automatic enrollment provisions applicable to him makes an affirmative election following the effective date of the Employer’s election of this Subsection (a) not to have Automatic Enrollment Contributions made on his behalf, he shall not be subject to a further automatic enrollment pursuant to this Subsection (a).

(b)	☐	Automatic Deferral Increase (Choose only if Automatic Enrollment Contributions are elected in Subsection (a) above) - Unless an Eligible Employee affirmatively elects otherwise after receiving appropriate notice, Deferral Contributions for each Active

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

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All rights reserved.

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Participant having Automatic Enrollment Contributions made on his behalf shall be increased annually by the whole percentage of Compensation stated in (1) below until the deferral percentage stated in Section 1.07(a)(1) is reached (except that the increase will be limited to only the percentage needed to reach the limit stated in Section 1.07(a)(1), if applying the percentage in (1) would exceed the limit stated in Section 1.07(a)(1)), unless the Employer has elected a lower percentage limit in Subsection (b)(2) below.

(1)	Increase by % (not to exceed 10%) of Compensation. Such increased Deferral Contributions shall be pre-tax Deferral
Contributions regardless of any election made by the Participant to have any portion of his Deferral Contributions treated as a Roth 401(k) Contribution.

	(2)	☐ Limited to % of Compensation (not to exceed the percentage indicated in Subsection 1.07(a)(1).

	(3)	Notwithstanding the above, the automatic deferral increase shall not apply to a Participant within the first six months following the date described in Subsection (a)(1) hereof.

(c)	☐	Change to Addendum Provisions. The Employer has amended the provisions of Subsection (a) and/or (b) to be as indicated above on the following effective date: .

Amendment Execution

IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed this 29th day of February, 2008.

Employer: Exelixis, Inc.		Employer: Exelixis, Inc.

By:	/s/ Frank Karbe	By:

Title:	EVP & CFO	Title:

Accepted by: Fidelity Management Trust Company, as Trustee

By:	/s/ Lisa L. Ragosta	Date:	March 4, 2008

Title:	Authorized Signatory

FIIS Prototype	Non-Std PS Plan
Plan Number: 19473	9/15/03

© 2007 FMR Corp.

All rights reserved.

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First Amendment

to the

Exelixis, Inc. 401(k) Plan

WHEREAS, Exelixis, Inc. (the “Employer”) intends to adopt the amended and restated Exelixis, Inc. 401(k) Plan (the “Plan”), consisting of the Fidelity Advisor Retirement Connection Premium Service Retirement Plan Basic Plan Document No. 12 and the corresponding Adoption Agreement (collectively, the “Plan Documents”) effective as of April 1, 2008 (the “Effective Date”); and

WHEREAS, the Plan Documents currently require that the portion of each Plan participant’s account attributable to matching employer contributions be invested in Employer Stock (as that term is defined in the Plan Documents); and

WHEREAS, the Employer desires to generally permit each Plan participant to diversify the investment of the portion of the Plan participant’s account balance attributable to matching employer contributions after a Plan participant has completed three years of service with the Employer;

NOW, THEREFORE, BE IT RESOLVED, that, as of the Effective Date, the Employer amends Section 1.23 of the Adoption Agreement to read as follows:

1.23	INVESTMENT DIRECTION

Investment Directions – Participant Accounts shall be invested (check one):

(a)	☐	in accordance with investment directions provided to the Trustee by the Employer for allocating all Participant Accounts among the Options listed in the Service Agreement.

(b)	☐	in accordance with investment directions provided to the Trustee by each Participant for allocating his entire Account among the Options listed in the Service Agreement.

(c)	☑	in accordance with investment directions provided to the Trustee by each Participant for all contribution sources in a Participant’s Account except the following sources shall be invested as directed by the Employer (check (1) and/or (2)):

(1) ☐ Nonelective Employer Contributions

(2) ☑ Matching Employer Contributions (pursuant to Section 20.12(k) of the Plan).

1.

BE IT FURTHER RESOLVED, that, as of the Effective Date, the Employer amends Section 20.12 of the Fidelity Advisor Retirement Connection Premium Service Retirement Plan Basic Plan Document No. 12 by adding a new subsection (k) to read as follows:

(k) Diversification. A Participant who has completed at least three years of Vesting Service with the Employer shall be entitled to direct the investment of the portion of the Participant’s Account invested in the Employer Stock Fund to or among any of the other Permissible Investments. In no event may any such Participant be entitled to direct that any such portion of the Participant’s Account be reinvested in the Employer Stock Fund.

BE IT FURTHER RESOLVED, that the Employer shall be responsible for the continuing qualification of the Plan, and

BE IF FURTHER RESOLVED, that the officers of the Employer and each of them be, and they hereby are, authorized and directed on behalf of the Employer to take such steps and to do all acts and prepare and execute all documents that are necessary or appropriate to carry out the foregoing resolutions, including, but not limited to, adopting such administrative and operational changes to the Plan as may be recommended by the Plan Administrator and that are not contrary to the general policy of the Board regarding the Plan, executing amendments to the Plan, and taking such action or making such changes or amendments in the Plan as may be necessary or appropriate to carry out such resolutions.

IN WITNESS WHEREOF, the Employer has duly executed this Amendment to the Plan this 29th day of February, 2008.

Exelixis, Inc.		Fidelity Management Trust Company

By:	/s/ Frank Karbe	By:	/s/ Lisa L Ragosta

Title:	EVP & CFO	Title:	Authorized Signatory

Date:	February 29, 2008	Date:	3/4/2008

2.